United States
Securities and Exchange Commission
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

POMEROY IT SOLUTIONS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Pomeroy IT Solutions, Inc. on Thursday, May 29, 2008 at 9:00 A.M., E.D.T., at the Cincinnati Airport Marriott, 2395 Progress Drive, Hebron, Kentucky.

At the meeting, we will be electing all 8 members of our Board of Directors, as well as considering approval of an amendment to the 2002 Amended and Restated Outside Directors' Stock Incentive Plan and ratification of the appointment of BDO Seidman, LLP as our independent registered public accountants.

We hope that you will be able to attend the meeting.   You may vote your shares by following the instructions on the enclosed proxy card.

If you plan to attend the meeting and will need special assistance because of a disability, please contact Samantha Shirley, 1020 Petersburg Road, Hebron, KY 41048, (859) 586-0600, Ext. 1402.

Very truly yours,

Kenneth R. Waters
Chairman of the Board

YOUR VOTE IS IMPORTANT
Please Sign, Date and Return Your Proxy Card

Pomeroy IT Solutions, Inc.
1020 Petersburg Road
Hebron, Kentucky 41048

Notice of Annual Meeting of Stockholders

The 2007 Annual Meeting of Stockholders of Pomeroy IT Solutions, Inc. will be held at the Cincinnati Airport Marriot, 2395 Progress Drive, Hebron, Kentucky on Thursday, May 29, 2008, at 9:00 A.M., E.D.T., for the following purposes:

1.	To elect eight directors;

2.	To approve amendments to the 2002 Amended and Restated Outside Directors' Stock Incentive Plan; and

3.	To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for fiscal year 2008.

Stockholders of record at the close of business on April 24, 2008 will be entitled to notice of and to vote at the meeting and any postponements or adjournments of the meeting.

Stockholders are cordially invited to attend the meeting. Please complete, execute and return the enclosed proxy card in the enclosed envelope whether or not you plan to attend so that your shares may be represented at the meeting. If you attend the meeting, you may revoke your proxy and vote in person if you choose.

By Order of The Board of Directors

/s/ Kristi P. Nelson
Kristi P. Nelson, Secretary

April 30, 2008

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT!  PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

PROXY STATEMENT

PROXY SOLICITATION AND EXPENSES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pomeroy IT Solutions, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders, which will be held on May 29, 2008 at 9:00 A.M., E.D.T., at the Cincinnati Airport Marriot, 2395 Progress Drive, Hebron, Kentucky and at any and all adjournments of that meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about April 30, 2008. The Company's principal executive offices are located at 1020 Petersburg Road, Hebron, KY 41048.  The cost of soliciting proxies in the enclosed form will be borne by the Company.

Shares represented by proxies received by the Company at or prior to the meeting will be voted according to the instructions indicated on the proxy. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying a vote or abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other business is properly presented for action at the meeting, the persons named on the proxy card will vote according to their best judgment.

A proxy card may be revoked at any time before it is voted at the meeting by filing with the corporate secretary an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person by ballot at the meeting.

Only stockholders of record at the close of business on April 24, 2008, will be entitled to the notice of and to vote at the meeting. On that date, there were 12,720,079 shares of Common Stock outstanding and entitled to vote, and each such share is entitled to one (1) vote on each matter to be considered. Stockholders do not have cumulative voting rights in the election of directors. Tabulation of proxies and votes cast at the meeting will be counted and certified to by an independent inspector of elections.

The Company will bear the costs of the solicitation of proxies on behalf of the Board of Directors, which may include the cost of preparing, printing and mailing the proxy materials.  In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of common stock and obtain their voting instructions relating thereto from beneficial owners of Common Stock.  Proxies may be solicited, without additional compensation, by directors, officers and employees of the Company by mail, telephone, telegram, facsimile, electronic mail, and in person.

A majority of the votes entitled to be cast on matters to be considered at the meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting.  Broker non-votes validly submitted will not be deemed to have been cast on any matter, although they would be counted in determining if a quorum is present.  Proxies marked “abstain” or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote “against” a matter because it represents a share present or represented at the meeting and entitled to vote.  The specific vote requirements for the proposals being submitted to stockholder vote at the Annual Meeting are set forth under the description of each proposal in this Proxy Statement.

PROPOSAL 1 – ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

Eight directors are to be elected at the 2008 Annual Meeting of Stockholders, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified.  All nominees are presently members of the Board of Directors.  The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  The proxy solicited hereunder will be voted, unless otherwise instructed, for the election of the eight (8) nominees named below. If, for any unforeseen reason, any nominee should become unavailable, the proxies will exercise their discretion in voting for a substitute. Each of the director nominees has indicated a willingness to serve as a director if elected and it is not anticipated that any of the nominees will be unable or unwilling to serve.  The Board of Directors recommends that the stockholders vote for the eight (8) nominees for director named below.

The Company’s Board of Directors currently consists of eleven members.  As had been previously announced, the Company entered into a Settlement Agreement with Flagg Street Capital LLC, and certain of its affiliates to, not later than the 2008 annual meeting, reduce the size of the Board to not more than ten directors and to include the three Flagg Street nominees in the slate of directors to be elected at the 2008 annual meeting.  The Company’s Nominating and Corporate Governance Committee recommended to reduce the size of the Board to eight members and recommended the slate of directors set forth below, which recommendations were approved by the Board.  The three non-returning directors, Kenneth R. Waters, William H. Lomicka, and Vincent D. Rinaldi, who have served the Company for many years, decided not to run for election.  The Company appreciates and thanks them for their expertise and the valuable services that they have provided to the Company over the years.

The following contains information relating to each nominee for election to the Board of Directors:

The Board of Directors recommends that stockholders vote “FOR” the election of the eight persons nominated to serve as director.

Name, Age, Principal Occupation for Last Five Years; and Directorships in Public Corporations	Year First Elected As A Director

David G. Boucher, 64, has been a director of the Company since June 2005. Mr. Boucher is currently Chairman and Chief Executive Officer of Dave Boucher Enterprises, a consultant in distribution channels marketing. Mr. Boucher also sits on the Advisory Board of Verity Professionals and Clearpath Networks. In May 2000, Mr. Boucher, retired after thirty years with IBM Corporation where he held numerous executive positions in the IBM Personal Systems Group.	2005

Keith R. Coogan, 55, has been a director of the Company since October 2007, at which time he was also hired by the Company to serve as its President and Chief Executive Officer.  Prior to joining the Company, Mr. Coogan was the Chief Executive Officer of Software Spectrum, a global software reseller with over two billion dollars in annual sales.  He joined Software Spectrum in 1990 as Vice President of Finance, and was named Executive Vice President and Chief Operating Officer in 1996 and President in 1998.  Shortly after the sale of Software Spectrum to Level (3) Communications, Inc. (NASDAQ: LVLT) in 2002, he was promoted to Chief Executive Officer, a role he continued in until the sale of Software Spectrum to Insight Enterprises, Inc. (NASDAQ: NSIT) in September 2006.  Mr. Coogan holds a Bachelor’s of Science degree in accountancy from Indiana State University, and is a Certified Public Accountant.  He also serves on the board of directors for Kronos Worldwide, Incorporated (NYSE: KRO) and Titanium Metals Corporation (NYSE: TIE).
2007

Ronald E. Krieg, 66, has been a director of the Company since December 2005.  Mr. Krieg is a Certified Public Accountant and has been an audit partner of Jackson, Rolfes, Spurgeon & Co. since August 1, 2004.  Prior to August 1, 2004, Mr. Krieg was with Grant Thornton LLP since 1965, other than for two years when he served in the United States Marine Corps.  He became a partner in Grant Thornton LLP in 1978.  Mr. Krieg has 40 years in the practice of public accounting with a national firm, and has considerable experience in the areas of Sarbanes-Oxley and internal auditing.  He is a past president of the Cincinnati Chapter of the Institute of Internal Auditors and has served on its Board of Governors for over 30 years.  Mr. Krieg also serves as a member of the Board of Directors of CECO Environmental Corp., a publicly traded company, and serves on its Audit Committee.
2005

David B. Pomeroy, II, 57, has been a director of the Company since 1992. From 1992 through July 2007, Mr. Pomeroy served as Chairman of the Board since 1992, and was Chief Executive Officer of the Company from 1992 through June 2004. Mr. David B. Pomeroy, II, was a founder of the first of the Company’s predecessor businesses (the “Pomeroy Companies”) in 1981. Mr. David B. Pomeroy, II, controlled the Pomeroy Companies until their reorganization into Pomeroy Computer Resources in 1992. He served as President of the Company from 1992 through January 2001.	1992

Richard S. Press, 69, has been a director of the Company since July 2007.  Mr. Press served as a member of Global Advisory Group of Standish Mellon Asset Management Company, an asset management firm, during 2007 and currently serves as an advisor to the firm’s Chief Executive Officer.  He has served as a Director of Transatlantic Holdings, Inc., a reinsurance company, since 2006.  Since March 2008, Mr. Press has served as a director of the Housing Authority Insurance Group, a property and casualty company serving public housing authorities.  He has served as a member of the Investment Committee of Controlled Risk Insurance Company, a medical malpractice insurance company, since September 2006.  Mr. Press served as Senior Vice President and Director, Insurance Asset Management Group, of Wellington Management Company, an asset management firm, from 1994 to 2006.  From 1982 to 1994, he served as Senior Vice President and Director, Insurance Asset Management, of Stein, Roe & Farnham, an asset management firm.  From 1964 to 1982, he served as a Vice President of Scudder Stevens & Clark, an asset management firm.  Mr. Press graduated from Brown University in 1960 with a BA. in Economics and from Harvard Business School in 1962 with an M.B.A.
2007

Michael A. Ruffolo, 46, has been a director of the Company since July 2007.  Mr. Ruffolo has served as the Chief Executive Officer of Liquid Machines, Inc., an enterprise rights management provider, since September 2004.  From August 2001 to September 2003, he served as Executive Vice President of Akamai Technologies, Inc. (“Akamai”), a global service provider for accelerating content and business processes online.  From September 2003 to March 2004, he served as Chief Operating Officer of Akamai.  From January 2000 to June 2001, he served as Executive Vice President, Global Sales, Services and Marketing, of EMC Corporation, a developer and provider of information infrastructure technology and solutions.  From 1998 to 2000, Mr. Ruffolo was President, Document Solutions Group, of Xerox Corporation, a provider of document outsourcing solutions, services, software and supplies.  From 1988 to 1998, he served in various capacities with NCR Corporation, a global technology company, including Vice President and Chief Information Officer from 1996 to 1998.  Mr. Ruffolo graduated from the University of Dayton in 1982 with a B.S., summa cum laude, in Business Administration and from Harvard Business School in 1988 with an M.B.A.
2007

Jonathan Starr, 31, is a founding member of Flagg Street Capital LLC, an investment firm, and has served as its Portfolio Manager since June 2004. From May 2001 to January 2003, he was a research analyst at SAB Capital Management, L.P., an opportunistic investment firm. From April 2000 to April 2001, Mr. Starr worked as an investment analyst for Blavin & Company, a value investment partnership. From June 1998 to April 2000, he was a research associate at Fidelity Management and Research Co. Mr. Starr graduated from Emory University in 1998 with a B.A., summa cum laude, in Economics and was a member of Phi Beta Kappa.
2007

Debra E. Tibey, 49, has been a director of the Company since June 2002.  Ms. Tibey is currently a consultant in the IT industry and a principal of Zoey LP, an educational publishing company that markets to the healthcare industry.  Ms. Tibey has been in the IT Industry for over 24 years and has held various senior management positions in sales and marketing. From 1988 through 2000, she worked for Ingram Micro, the world’s largest distributor of technology products and services. During her 12 year tenure with Ingram Micro she served in various leadership roles ultimately serving as Senior Vice President of Sales. She also sits on the advisory board for Coldlight Solutions and Proximetry, both of which are  closely held companies.
2002

STOCK OWNERSHIP

The following table sets forth, as of April 4, 2008, the beneficial ownership of shares of the Company’s Common stock, $.01 par value (“Common Stock”), by each director and nominee for director of the Company, each executive officer named in the Summary Compensation Table (below), each person known to the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, and by the directors and executive officers of the Company as a group.  On April 4, 2008, there were 12,364,960 shares of Common Stock outstanding.

	Amount & Nature of
Name and Address (1)	Beneficial Ownership (2)	% of Class
David B. Pomeroy, II (3)	2,147,731	17.38%
Keith R. Coogan (4)	162,500	1.31%
Kevin G. Gregory (5)	100,334	*
Keith Blachowiak (6)	64,688	*
John E. McKenzie (7)	50,975	*
Stephen E. Pomeroy(8)	33,076	*
P. Hope Griffith (9)	25,938	*
William H. Lomicka (10)	24,100	*
Kenneth R Waters (11)	11,600	*
Vincent D. Rinaldi (12)	9,100	*
Debra E. Tibey (13)	9,100	*
Ronald E. Krieg (14)	16,600	*
David G. Boucher (15)	16,600	*
Richard S. Press (16)	1,259,225	10.18%
Michael A. Ruffolo (17)	1,259,225	10.18%
Jonathan Starr (18)	1,259,225	10.18%
Rick Windon(19)
Directors and all Executive	3,921,567	31.80%
Officers as a Group (20)

Wells Fargo and Company (21)	1,415,525	11.45%
420 Montgomery Street
San Francisco, CA 94104

Wells Capital Management Inc. (22)	1,344,525	10.87%
525 Market Street, 10th Floor
San Francisco, CA 94104

FMR Corp. (23)	1,290,645	10.44%
82 Devonshire Street
Boston, MA 02109

Flagg Street Capital LLC (24)	1,249,325	10.10%
44 Brattle Street
Cambridge, MA 02138

Dimensional Fund Advisors, Inc. (25)	1,046,947	8.47%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

_____________________

(1)	The address for all directors and executive officers is the Company’s executive office at 1020 Petersburg Road, Hebron, KY.

(2)
The "Beneficial Owner" of a security includes any person who shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership of such security within 60 days, based solely on information provided to the Company.

(3)	Includes 22,636 shares owned by his spouse as to which Mr. David B. Pomeroy disclaims beneficial ownership. Also includes 452,000 shares of common stock issuable upon exercise of stock options.

(4)	Mr. Coogan’s employment commenced October 15, 2007; ownership includes 80,000 restricted shares and 75,000 shares of Common Stock issuable upon exercise of stock options.

(5)	Includes 34,000 restricted shares and 58,334 shares of Common Stock issuable upon exercise of stock options.

(6)	Includes 14,688 restricted shares and 50,000 shares of Common Stock issuable upon exercise of stock options.

(7)	Includes 20,875 restricted shares and 28,333 shares of Common Stock issuable upon exercise of stock options.

(8)	Mr. Pomeroy’s employment was terminated on July 3, 2007.

(9)	Includes 25,938 restricted shares.

(10)	Includes 6,600 restricted shares and 12,500 shares of Common Stock issuable upon exercise of stock options.

(11)	Includes 6,600 of restricted shares.

(12)	Includes 6,600 restricted shares and 2,500 shares of Common Stock issuable upon exercise of stock options.

(13)	Includes 6,600 restricted shares and 2,500 shares of Common Stock issuable upon exercise of stock options.

(14)	Includes 6,600 restricted shares and 10,000 shares issuable upon exercise of stock options.

(15)	Includes 6,600 restricted shares and 10,000 shares issuable upon exercise of stock options.

(16)
Includes 3,300 restricted shares owned directly by Mr. Press and 1,252,625 shares as to which Mr. Press may be deemed to be a beneficial owner as a result of being a member of a “group” (for the purposes of Section  13(d)(3) of the Securities  Exchange Act of 1934, as amended) as reported on a Schedule 13D (last amended and filed on January 16, 2008), hereinafter referred to as the “Flagg Street Group.”  These 1,252,625 shares consist of (i) 1,249,325 shares held by Flagg Street Partners Qualified LP (“FSPQ”), (ii) 3,300 restricted shares held by Jonathan Starr, and (iii) 3,300 restricted shares held by Michael A. Ruffolo.  In addition, Mr. Press and his spouse are investors, directly and indirectly, in certain of the Flagg Street Funds.

(17)
Includes 3,300 restricted shares owned directly by Mr. Ruffolo and 1,252,625 shares as to which Mr. Ruffolo may be deemed to be a beneficial owner as a result of being a member of the Flagg Street Group.  These shares consist of (i) 1,249,325 shares held by FSPQ, (ii) 3,300 restricted shares held by Jonathan Starr, and (iii) 3,300 restricted shares held by Richard S. Press.

(18)
Includes 3,300 restricted shares owned directly by Mr. Starr and 1,252,625 shares as to which Mr. Starr may be deemed to be a beneficial owner because he is the portfolio manager of Flagg Street Capital Management LLC, the general partner of FSPQ and a member of the Flagg Street Group.  These shares consist of (i) 1,249,325 shares held by FSPQ, (ii) 3,300 restricted shares held by Richard S. Press, and (iii) 3,300 restricted shares held by Michael A. Ruffolo.

(19)	Mr. Windon resigned as an officer and employee of the Company effective November 30, 2007.

(20)
Includes 681,167 of Common Stock issuable upon exercise of stock options, 225,001 restricted shares, and  22,636 shares owned by the spouse of Mr. David B. Pomeroy as to which he disclaims beneficial ownership.

(21)	Beneficial ownership information is taken from latest Schedule 13G filed January 25, 2008, for the reporting period ending December 31, 2007.

(22)	Beneficial ownership information is taken from latest Schedule 13G filed January 25, 2008, for the reporting period ending December 31, 2007.

(23)	Beneficial ownership information is taken from latest Schedule 13G filed February 14, 2008, for the reporting period ending December 31, 2007.

(24)	Beneficial ownership information is taken from latest From 4 filed February 5, 2008, for the reporting period ending December 31, 2007.

(25)	Beneficial ownership information is taken from latest Schedule 13G filed February 6, 2008, for the reporting period ending December 31, 2007.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

There were thirteen (13) formal meetings of the Board of Directors in 2007. Each member of the Board of Directors attended at least seventy-five percent (75%) of (1) the aggregate of the total number of meetings of the Board, and (2) the total number of meetings held by committees on which he or she served.

Director Commitment and Attendance

It is the policy of the Company that all directors should make every effort to attend in person the four (4) regularly scheduled quarterly meetings of the Board, the annual meeting held in conjunction with, or shortly after, the Company’s Annual Stockholders’ Meeting, and the associated meetings of committees of which they are members; provided, however, that members may attend such meetings by telephone or video conference if necessary to mitigate conflicts.  The 2007 Annual Meeting of stockholders was attended by two (2) directors.

Director Independence

The Board of Directors has determined that the following nine (9) current directors are “independent” as defined by applicable law and NASDAQ listing standards:   William H. Lomicka, Vincent D. Rinaldi, Debra E. Tibey, Kenneth R. Waters, David G. Boucher, Ronald E. Krieg, Richard S. Press, Michael A. Ruffolo, and Jonathan Starr.  All of the foregoing directors are independent as “independence” is defined for audit committee members in NASDAQ Rule 4350(d).

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  The Secretary will review each stockholder communication.  The Secretary will forward to the entire Board (or to members of the Board committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to the Company’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or further personal interest not shared by the other stockholders generally.

Stockholders of the Company may communicate with the Board in writing addressed to:

Board of Directors
c/o Corporate Secretary
Pomeroy IT Solutions, Inc.
1020 Petersburg Road
Hebron, KY 41048

Code of Ethics

The Company has adopted a written Code of Ethics (“Code”) that applies to our directors, officers, and employees of the Company and its subsidiaries including the Company’s Chief Executive Officer and Chief Financial Officer.  The Code is available under the corporate governance section of the Company’s website at www.pomeroy.com.  The Company will post amendments to or waivers from its Code at the same location on its website.  Additionally, the Company has incorporated ethical and conduct standards into its policies and agreements with employees.

Committees of the Board of Directors

Audit Committee

The Company has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.  The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was included as Exhibit B to the Company’s Proxy Statement in connection with the Company’s 2006 annual meeting of stockholders.  The Company’s Audit Committee is currently composed of three (3) independent directors (as defined by NASDAQ Rule 4350(d)), Mr. William H. Lomicka, Mr. Ronald E. Krieg and Jonathan Starr.  The Board of Directors has determined that Mr. Ronald E. Krieg is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee held five (5) meetings during fiscal 2007.  The Audit Committee consults with the independent auditors regarding their assessment of internal controls. It reports to the Board of Directors on these matters and recommends the independent auditors to be designated for the ensuing year.  See Report of the Audit Committee beginning on page 9.

Nominating and Corporate Governance Committee

The Company has a standing Nominating and Corporate Governance Committee which operates under a written charter adopted by the Board of Directors, a copy of which was included as Exhibit A to the Company’s Proxy Statement in connection with the Company’s 2006 annual meeting of stockholders.  The Nominating and Corporate Governance Committee held five (5) meetings during fiscal 2007.  The Company’s Nominating and Corporate Governance Committee is currently composed of three independent directors, Richard S. Press, Debra E. Tibey, and Vincent D. Rinaldi.  The principal functions of the Nominating and Corporate Governance Committee are to assist the Board in identifying individuals for service as directors of the Company and as Board committee members, to develop and monitor a process for evaluating Board effectiveness, and to develop, oversee and administer the establishment of the Company’s corporate governance guidelines.  This committee is comprised of independent directors as defined by applicable NASDAQ listing requirements and has adopted a formal written charter.

Candidates for Board Membership.  The Board as a whole is responsible for selecting nominees for the Board. The Nominating and Corporate Governance Committee is responsible for screening and recommending candidates. In fulfilling this role, the committee may, without obligation, receive recommendations from the Chief Executive Officer or stockholders of the Company.  The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates for the Board.  The name of any recommended candidate for director, together with a brief biological sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating stockholder’s ownership of the Company stock should be sent to the attention of the Corporate Secretary of the Company.  Factors to be considered by the Nominating and Corporate Governance Committee in recommending candidates for Board membership include, but are not limited to:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	Ability and willingness to commit adequate time to Board and committee matters;

•
The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•	Diversity of viewpoints, backgrounds and experience.

In recommending directors for re-election to the Board at the expiration of their terms, the Nominating and Corporate Governance Committee shall consider a director’s overall effectiveness, including whether changes in employment status, health, community activity or other factors may impair a director’s continuing contributions to the Board. The Board does not believe that adopting a set term limit for directors serves the interests of the Company.

Compensation Committee

The Company has a standing Compensation Committee which held five (5) meetings and numerous conference calls and discussions during fiscal 2007.  The committee is currently composed of three independent directors, Mr. William H. Lomicka, Michael A. Ruffolo, and David G. Boucher. This committee reviews the compensation paid by the Company and makes recommendations on these matters to the Board of Directors.  The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which was filed  as Appendix B to the Company’s proxy statement for the 2007 Annual Meeting of Stockholders.

Stock Committee

The Company has a standing Stock Committee, currently consisting of Mr. Michael A. Ruffolo. This committee administers the 2002 Amended and Restated Stock Incentive Plan.  During fiscal 2007, this committee held no formal meeting.

Lead Independent Director

In March 2007, the Board of Directors elected Mr. Kenneth Waters to serve as Lead Independent Director.  Thereafter, incident to Mr. David Pomeroy’s resignation from the position of Chairman of the Board, the Board of Directors appointed Mr. Waters as the Company’s non-executive Chairman of the Board on September 10, 2007 and the Company’s Lead Director position was simultaneously eliminated by the Board.  Effective September 10, 2007, the Board of Directors also amended the Company’s Bylaws to specifically provide that the Board of Directors shall choose a Chairman at its first meeting after each Annual Meeting of Stockholders.  The general duties and authority of the Chairman of the Board, as set forth in the Company’s Bylaws, were not modified.

Certain Relationships and Related Transactions

The Company has leased facilities in Hebron, Kentucky since 1994 on a 33 acre campus that provides the Company consolidated facilities, ease of access, and the ability to expand. These facilities include the Company's headquarters (58,000 sq. ft.), distribution facility (161,417 sq. ft.) and national call center\depot repair facility (76,664 sq. ft.). The Company leases this property from an entity controlled by Mr. David B. Pomeroy. These facilities were leased by the Company pursuant to a triple net lease agreement, which expires in the year 2015.  Base rental for fiscal 2007 was approximately $1.5 million, $1.3 million for 2006, and $1.2 million for 2005. The annual rental for these properties was determined on the basis of a fair market value rental opinion provided by an independent real estate company, which was updated in 2005. Monthly rental for these facilities are as follows: for the headquarters offices, $0.95 per square foot per month; for the distribution facility, $0.35 per square foot per month; and for the call center, $0.30 per square foot per month.

On January 31, 2005, the Company and Mr. David B. Pomeroy entered into a Consulting Agreement for Mr. Pomeroy (the "Consulting Agreement").  The Consulting Agreement has a term of five (5) years commencing January 5, 2005 (the "Effective Date").  The Consulting Agreement provides that Mr.  Pomeroy will be paid base compensation of $250,000 per year, and provides for the payment of certain bonuses, including a $100,000 bonus that was paid in the first quarter of 2005.  The Consulting Agreement also calls for the payment of a lump-sum cash service award in the amount of $750,000 in consideration of Mr. Pomeroy's long-standing service, contributions, and leadership to the Company which amount was paid in 2005, the payment of an annual housing allowance of $25,000 for the Company's use of certain real property in Arizona beneficially owned by Mr. Pomeroy, the continuation of medical and disability insurance coverage throughout the term of the Consulting Agreement, and the reimbursement of certain expenses incurred by Mr. Pomeroy in the performance of his duties under the Consulting Agreement.  Except as specifically set forth in the Consulting Agreement, Mr. Pomeroy shall not be eligible to participate in any long-term incentive plans, retirement plans, or benefit plans offered by the Company to employees.  The Consulting Agreement contains certain non-compete, nondisclosure of confidential information, and non-solicitation provisions applicable throughout the term of the Consulting Agreement, and provides that the Company will indemnify and hold harmless Mr.  Pomeroy from all actions, claims, losses, etc. resulting from his good faith performance of his duties under the Consulting Agreement.

Mr. Vincent D. Rinaldi, a current director of the Company, is the President and Chief Executive Officer of National City Commercial Capital Corporation ("NCCC"), (formerly, Information Leasing Corporation) a wholly-owned subsidiary of National City Corporation. On April 16, 2002, the Company closed the sale of a majority of the assets of its wholly owned subsidiary - Technology Integration Financial Services, Inc. to Information Leasing Corporation. In connection with this sale, the Company signed an exclusive seven-year vendor agreement whereby NCCC has a right of first refusal to refer to NCCC equipment sales to customers of the Company in order for NCCC to offer financing for such sales (in which case NCCC purchases the equipment from the Company to lease to the Company's customers), and the Company receives a referral fee on any equipment purchases that NCCC agrees to finance, and the Company is appointed as an agent for remarketing and reselling of the leased equipment sold. For fiscal year 2007, the Company was paid $15.5 million for equipment and support services under its arrangement with NCCC, and $110,000 in referral fees. Mr. Rinaldi does not receive any direct compensation or benefit from NCCC relating to the arrangement between NCCC and the Company. NCCC's total revenues from all of its new business originations for fiscal 2007 were approximately $3.0 billion, of which approximately $15.5 million related to Pomeroy lease transactions.

On an annual basis, each director is required to complete a questionnaire which requires disclosure of any transactions the director or his or her immediate family members or associates may have with the Company in which the director or his or her immediate family members or associates has a direct or indirect material interest. A majority of disinterested directors is required to approve transactions between the Company and interested directors or executive offices.  In addition, where appropriate, the Company engages an independent third party consultant to advise it as to fair market rates in connection with the establishment of principle terms of such a transaction.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of Mr. Ronald E. Krieg, Mr. William H. Lomicka, and Mr. Jonathan Starr, all of whom are independent as defined by NASDAQ Rule 4350(d).  The Audit Committee operates under a written charter adopted by the Board of Directors. As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. BDO Seidman, LLP, the Company's independent auditor, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).

The role of the Audit Committee's members is not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules.  The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee's members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.  The audit committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls.  The Audit Committee meets with the independent auditor, with and without management present, to discuss internal control, financial reporting, and other topics and events that may have a significant financial impact.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor and management represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and Section 204 of the Sarbanes-Oxley Act and it implementing SEC rules.

The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditor that firm's independence.

Following the Audit Committee's discussions with management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the fiscal year ended January 5, 2008.

Submitted by the Audit Committee
Ronald E. Krieg, William H. Lomicka and Jonathan Starr

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Overview of the Company's Business

As a technology services and solutions provider with a comprehensive portfolio of hardware, software, technical staffing services, as well as infrastructure and lifecycle services, the Company unites core competencies in IT Outsourcing Services and Professional Services.  Some of the Company’s services include consulting, project management, application development, integration, staffing, and technology sourcing.  The Company believes that its capabilities as an end-to-end services and technology sourcing provider set us apart as a one-stop alternative.  The Company also believes that this combination helps its Fortune 1000, government, and mid-market clients realize their business goals and objectives by leveraging information technology to simplify complexities, increase productivity, reduce costs and improve profitability.

In recent years, the Company identified that the services portion of its business provided the greatest potential for future growth and made the strategic decision to focus on enhancing the Company's capabilities as an IT services provider.  In connection with the migration to an IT services provider, the Company identified the need to hire key executive talent in the areas of human resources and sales/marketing.

With the termination of Mr. Stephen E. Pomeroy as the President and Chief Executive Officer in July, 2007, the Company’s executive compensation program was reevaluated.  The Company formed a Search Committee to engage in a search for potential candidates for the position of President and Chief Executive Officer.  The Compensation Committee and Search Committee worked with Hewitt & Associates, a consultant, to structure a compensation package to attract a new CEO.  On October 15, 2007, the Company hired Mr. Keith R. Coogan as its President and Chief Executive Officer.  The elements of Mr. Coogan’s compensation package were determined primarily by industry standards and the negotiations between Mr. Coogan and the Compensation Committee.  In addition to the hiring of Mr. Coogan, the Company has hired two additional members of its senior executive team.  The Compensation Committee has worked closely with Mr. Coogan to structure compensation packages for the other members of the senior executive team that would be competitive in the IT industry to attract the candidates Mr. Coogan felt he needed to accomplish his objectives for rebuilding the Company and returning it to profitability.  The Committee approved the compensation packages for all members of the senior executive team.

The Compensation Committee

The Compensation Committee of the Board of Directors is currently composed of three independent directors, Mr. William H. Lomicka, Mr. Michael A. Ruffolo, and Mr. David G. Boucher. The Compensation Committee is responsible for the establishment and oversight of the Company's program for executive compensation. This program is designed to meet the objectives of attracting, retaining and motivating executive employees and providing a balance of short-term and long-term incentives that can recognize individual contributions from an executive and the overall operating and financial results of the Company.

Objectives of the Company's Compensation Program

Compensation opportunities must be adequate to enable the Company to compete effectively in the labor market for qualified executives. The objectives of the Company's program for executive compensation include compensation that is competitive with the market, is tied to individual performance, is tied to the Company's performance and creates long-term incentives that are aligned with the Company's shareholders.  The Committee relies upon proxy statements, executive compensation surveys, and a nationally recognized compensation consultant, for data on current market pay practices.

The primary elements of the Company's compensation program for executives consist of base salary, potential for quarterly and annual cash bonus opportunities, stock options and restricted stock awards. The Compensation Committee believes that incentives play an important role in motivating executive performance and attempts to reward achievement of both short and long term goals. In 2004, the directors and shareholders approved an amendment to the Company's Stock Incentive Plan to add restricted stock as a type of award that could be granted to employees. The objective for restricted stock awards has been to include both a retention component and a performance component in order to establish a balance between the Company's need to attract and retain high caliber executive talent and the goal to tie a significant portion of the executive's compensation to factors which impact on the performance of the Company's stock. The Company does not currently have specific policies relating to the allocations between cash and non-cash compensation, current and long-term compensation, or different types of long-term compensation, such as stock options and restricted stock.  The Company is working with a compensation consultant to develop more specific guidelines for the future.

The objectives for executive compensation in fiscal 2008 will include both a retention and a performance component.  The Company believes that compensation designed to retain its key executive team is especially important.  For fiscal 2008, the performance criteria that are based upon the Company's financial performance will be tied to meeting or exceeding projected results that are prepared by management and approved by the Board.  There may also be performance elements that are based upon individual performance that are directly related to the Company's financial results, or more specifically related to the individual's role and performance in the Company.  Examples of such criteria include retention of significant customers, hiring key employees in a specified needed area, reducing costs in certain areas, procuring significant customers, or maintaining good relationships with outside consultants.

Elements of Compensation

Overview

The primary elements of compensation include salary, bonuses and long-term compensation. Bonuses consists of both cash and non-cash compensation.  While the Company considers current market pay practices as a significant factor in determining compensation, the Company does not set compensation levels at any particular benchmark primarily due to the fact that the Committee believes that there are not many companies whose business is directly comparable in size and scope to the business of the Company to establish a reasonable benchmark.

The Company has entered into an employment agreement with each of its named executive officers.  The Company believes that employment agreements are desirable for a company of its size in order to attract and retain high-caliber talent and to protect its business interests.  Each of the agreements provides for the executive's salary, bonuses, equity awards, and perquisites and contains customary non-solicitation and non-disclosure provisions and termination and severance provisions.

Bonuses and equity awards for the Company's executives are determined in accordance with the provisions of each individual's employment agreement, including the annual pay plans approved by the Company and the executive. The Compensation Committee takes into account various items of corporate performance in setting compensation policies and making compensation decisions that are reflected in the provisions of the employment agreements, such as net sales and net profit before taxes. Quarterly and annual bonuses are tied to achievement of targets for a number of factors, depending upon the job responsibilities of the particular executive.  Such criteria include: revenues from new business and net sales and net profit before taxes.  Typically, there are several targets set for each bonus potential.

Compensation for the Company's executives does not include a significant component for retirement benefits.  The Company offers a 401(K) Plan to its employees generally, that includes a Company matching contribution of 1%. The Company also offers an Employee Stock Purchase Plan that enables employees to purchase common stock of the Company at a price equal to a fifteen percent discount from the market price. These plans are available to the named executive officers on the same basis as other employees.  Since the Company does not offer significant retirement benefits, the Company does not take into account amounts realizable from prior compensation, such as gains from stock options and stock awards, in setting retirement benefits.

In fiscal 2007, the Company recognized that it needed to offer change-in-control benefits to members of senior management including the named executive officers, due to the proxy contest at the 2007 annual meeting of stockholders resulting in the election of the three Flagg Street nominees as well as the appointment of a new President and Chief Executive Officer of the Company.

Base Salary

Base salaries for executives are initially determined by evaluating the duties and responsibilities of the position to be held by the individual, the experience of the executive and the competitive marketplace for executive talent.  The Company has entered into employment agreements that establish salaries for certain executive officers, including the named executive officers.  The employment agreements may also provide for specific increases in salary in some cases.  In addition, salaries for executives and other employees are reviewed periodically and may be set at higher or lower levels if the Company concludes that is appropriate in light of that particular individual's responsibilities, experience and performance.

Annual base salaries for executive officers and certain other management personnel are reviewed and approved by the Committee. The Committee considers the recommendations of each executive officer for those personnel who report directly to such officer.

Bonuses/Short Term Incentives

The Company's named executive officers and other employees are eligible to receive quarterly and annual cash and stock bonuses as provided in each executive's employment agreement and annual pay plan. These potential quarterly and annual bonuses are tied to the Company's financial performance and individual performance. Generally, the Company has not awarded bonuses on a discretionary basis, although the Compensation Committee does consider making such award for particular excellence in performance by an executive.  Near the end of fiscal 2007, the Compensation Committee approved some discretionary bonus targets for some executive officers when it became apparent that the Company would not meet the original targets set.

The Company does not currently have a policy regarding adjustments or recoveries of bonuses or awards if the financial performance criteria on which they were based are later restated or adjusted so that the amount of the bonus would be different.  The Compensation Committee has requested information from its compensation consultant on this topic.

Stock Plans - Long Term Incentives

The Company believes that equity ownership plays a key role in aligning the interests of executives with those of our stockholders, although the Company does not have a specific requirement of, or guidelines for, equity ownership by its executives.  Generally, the Company allocates equity in a manner that is proportionate to overall compensation. A further purpose of the Company's Stock Incentive Plan is to provide a means through which the Company may attract the best talent, to encourage our employees to engage in the business strategy and success of our Company, and to provide a retention and performance tool through vesting obligations for executives. In accordance with our continuing commitment to meet these objectives, the Company generally has granted stock options, and more recently, restricted stock awards, to executives on an annual basis. During 2006, the Company determined to utilize restrictive stock awards more, and stock options less, than in previous years.  During 2007, the Company utilized both restricted stock awards and stock options.

The compensation arrangements for each of the Named Executive Officers includes an equity component as described under “Compensation Discussion & Analysis – Employment Agreements.”

Personal Benefits, Perquisites

Our executive officers receive health and welfare benefits, such as group medical, group life and long-term disability coverage, under plans generally available to other salaried personnel. We also provide our executive officers with various perquisites and other personal benefits that the Company feels are reasonable and consistent with its overall compensation program to better enable us to attract and retain the best talent for key executive positions. The following is a list of perquisites that are currently provided to one or more of the Named Executive Officers, but not all of these items are provided to each of the Named Executive Officers:

-	Reimbursement of relocation expenses
-	Housing allowances
-	Automobile allowances
-	Communications allowances
-	Travel allowances
-	Company memberships in country clubs for the primary benefit of particular executives
-	Home office/communications allowances
-	Reimbursement of legal expenses
-	Term life insurance policies

Employment Agreements

As described under the heading “Compensation Discussion & Analysis – Overview of the Company’s Business,” there was a significant change in the Company’s executive management team during fiscal 2007.  The discussion that follows includes the compensation arrangements for the Named Executive Officers for fiscal 2007 as well as new executive officers.

Keith R. Coogan, President and CEO

The Company entered into an Employment Agreement, effective October 15, 2007 (the “Coogan Employment Agreement”), hiring Keith R. Coogan as the Company’s President and Chief Executive Officer and appointing him as a director of the Company.  The Coogan Employment Agreement provides for an initial term of three (3) years, two (2) months and twenty-one (21) days, commending on October 15, 2007 and ending on January 5, 2011.  The Coogan Employment Agreement shall be automatically renewed for additional consecutive one (1) year terms unless either party gives written notice of his/its intent not to renew at least ninety (90) days prior to the expiring term.  The Coogan Employment Agreement provides for an annual base salary of $480,000 during the initial term, subject to an annual review by the Board which may increase, but not decrease the annual base salary amount.  The Coogan Employment Agreement also provided for the following bonuses: (1) a cash bonus of $92,500 for the period from the effective date through January 5, 2008; (2) quarterly targeted cash bonuses for each subsequent fiscal year; and (3) annual targeted cash bonuses for each subsequent fiscal year.  Under the Coogan Employment Agreement, quarterly and annual targeted bonuses for a fiscal year shall be targeted for at least $370,000, with a potential for an increased or reduced amount based on performance under the terms of the bonus plan, which is to be established by the Compensation Committee and Mr. Coogan at the end of the preceding fiscal year.  The targeted bonuses will be measured against financial criteria, and two-thirds of the targeted bonus amount shall be based on achievement of quarterly criteria and one-third allocated to annual attainment.

The Coogan Employment Agreement provided for equity awards under the Company’s Amended and Restated 2002 Stock Incentive Plan, including stock options and shares of restricted stock as follows:  (1) on the effective date, a stock option was granted for 240,000 shares of common stock of the Company at an exercise price of $7.90 per share, of which 75,000 shares are vested immediately, and 55,000 shares vest on each of the next three (3) anniversaries of the effective date, subject to accelerated vesting in the event of a change in control (as defined in the Coogan Employment Agreement); (2) stock options will be awarded on each annual anniversary of the effective date for 75,000 shares of common stock, at an exercise price equal to the fair market value as of the date of each award, of which 18,750 shares shall be vested immediately and 18,750 shares shall vest on each of the first three (3) anniversaries of the date of grant; (3) an award on the effective date of 80,000 shares of restricted stock all of which vest on the third anniversary of the effective date, subject to accelerated vesting in the event of a change in control (as defined in the Coogan Employment Agreement) based upon the time of occurrence of the change in control; and (4) an award of shares of restricted stock on the second anniversary of the effective date in an amount equal to 1,000 shares for each ten cent ($0.10) increase in the per share fair market value of our common stock from the effective date to the second anniversary of the effective date, provided that Mr. Coogan must be an employee of the Company on the second anniversary of the Effective Date (unless Mr. Coogan is terminated by the Company without Cause or he terminates his employment for Good Reason, as those terms are defined in the Coogan Employment Agreement).  The Coogan Employment Agreement also provides for certain fringe benefits including term life insurance, a housing allowance of $2,500 per month, a car allowance of $900 per month, a travel allowance of $4,500 per month, and reimbursement of legal fees and expenses in the amount of $20,000.

The Coogan Employment Agreement provides for certain payments and benefits to Mr. Coogan in connection with a termination of his employment.  In addition, the Coogan Employment Agreement provides for change in control benefits including the payment of his full base salary for the remainder of his term but not less than one year, payment of his targeted bonus amounts for the year in which the change in control occurs and the remainder of his term of employment under the Coogan Employment Agreement, the vesting of certain stock options and restricted stock and, if upon the change in control he is terminated without Cause or he terminates his employment for Good Reason, then the Company is to provide certain medical, dental and vision insurance benefits.  The Coogan Employment Agreement also provides for customary provisions relating to confidentiality of the Company’s information, non-competition with, and non-disparagement of, the Company.

Kevin G. Gregory, Senior Vice President and CFO

Effective January 3, 2006, the Company and Mr. Kevin G. Gregory entered into an Employment Agreement (the "Gregory Employment Agreement") which continues for a period of three (3) years thereafter. The term of Mr. Gregory's employment shall automatically renew for additional consecutive renewal terms of one (1) year unless either party gives written notice of his/its intent not to renew the term of the Gregory Employment Agreement at least ninety (90) days prior to the expiration of the then expiring term. Under the Gregory Employment Agreement, as amended by the parties (the “Amended Gregory Employment Agreement”), Mr. Gregory’s pay plan for 2007, which was approved effective May 22, 2007, provided for an increase in annual base salary from $300,000 to $310,000.  The pay plan also provided for awards of restricted shares of common stock as follows: 11,500 shares granted upon approval of the pay plan and execution of an award agreement; 11,500 shares upon the first anniversary of the pay plan; and 11,500 shares upon the second anniversary of the pay plan.  All awards of restricted shares are subject to a four-year vesting schedule and are also subject to any other conditions contained in the Company's 2002 Amended and Restated Stock Incentive Plan and the related award agreement.  Mr. Gregory's pay plan for 2007 included a cash retention bonus of $45,000, which is subject to pro-rated reimbursement if Mr. Gregory leaves the Company or is terminated for cause within the initial three-year term of the pay plan.  Mr. Gregory's 2007 pay plan also included quarterly cash bonuses of up to $50,000, an annual cash bonus potential of up to $100,000 and options to acquire up to 45,000 shares of common stock in the event the Company met certain performance-related criteria during fiscal year 2007.  The stock options and 50% of the cash portion of the annual bonus are subject to a three-year vesting schedule.  In addition, the 2007 pay plan stated that if the second of the three benchmarks of the year-end Company performance target is reached, the base salary for Mr. Gregory for fiscal year 2008 shall be increased to $325,000.

On July 3, 2007, incident to the termination of Stephen E. Pomeroy’s employment as the Company’s President and Chief Executive Officer, the Board appointed Mr. Gregory, as the Company’s President and Chief Executive Officer for an interim period, with a term commencing on July 3, 2007.  Mr. Gregory served as the Company’s President, Chief Executive Officer and Chief Financial Officer from July 3, 2007 through October 15, 2007, at which time Keith Coogan assumed the position of President and Chief Executive Officers.  Mr. Gregory's base salary was increased by $11,250 per month during the time that he served as interim President and Chief Financial Officer and for a three (3) month transition period thereafter.  The Board also provided Mr. Gregory with a special bonus plan for serving as the interim President and Chief Executive Officer that provided for up to $75,000 in additional bonus compensation if Mr. Gregory met certain mutually agreed upon objectives, including the filing of the Company’s financial reports.  For the 2007 fiscal year, Mr. Gregory earned $145,194 in cash bonuses.  The Gregory Employment Agreement also provides for certain fringe benefits, including a moving allowance, a communications allowance in the amount of $250 per month, an automobile allowance of $900 per month, a membership in a country club established in the name of the Company for the benefit of Mr. Gregory, disability benefits and life insurance.

Mr. Gregory’s annual base salary shall remain $310,000 during fiscal 2008.  Mr. Gregory’s pay plan for 2008 shall also provide for both quarterly and annual targeted cash bonuses measured against financial criteria including Net Profit Before Taxes (as more specifically determined by the CEO in conjunction with the Compensation Committee).  The quarterly and annual targeted bonuses for a fiscal year shall be targeted for $300,000, with a potential for an increased or reduced amount based on performance under the terms of the bonus plan.

The Gregory Employment Agreement provides for certain payments to Mr. Gregory in connection with a termination of his employment which payments vary depending upon the circumstances of his termination.  In the event Mr. Gregory's employment is terminated without cause under the terms of the Amended Gregory Employment Agreement, he will be entitled to receive eighteen (18) months base salary, and all deferred compensation, stock options, and restricted share grants will vest immediately.   The Gregory Employment Agreement also provides for customary provisions relating to confidentiality of the Company’s information, non-competition with, and non-disparagement of, the Company and non-solicitation of customers and certain employees.

The Gregory Employment Agreement provides for change in control benefits including the vesting of certain stock options and restricted stock and, if upon the change in control he is terminated Without Cause or he terminates his employment For Good Reason, then the Company will pay a pro rata bonus through the date of termination and, if Mr. Gregory delivers a release of claims, the Company will pay his Base Salary for a period of 18 months.  In addition, Mr. Gregory and the Company entered into a Special Change in Control Bonus Agreement (the “CIC Bonus Agreement”) effective from December 10, 2007 until the earlier of a change in control or December 31, 2009.  The CIC Bonus Agreement provides that in the event that Mr. Gregory’s employment is terminated, during the term, due to a termination by the Company without cause (as defined in the Gregory Employment Agreement), death or Disability, at the time of a Change in Control transaction, or if the Company subsequently consummates a Change in Control transaction under certain conditions as provided in the CIC Bonus Agreement, then the Company shall pay Mr. Gregory a special bonus in the amount of $310,000.

Mr. Keith Blachowiak, Chief Information Officer and Senior Vice President of IT

Mr. Blachowiak entered into a three-year Employment Agreement with the Company on February 13, 2006 (the "Blachowiak Employment Agreement") to serve as Senior Vice President of Information Technology and Chief Information Officer of the Company, effective March 1, 2006.  Under the Blachowiak Employment Agreement, as amended by the parties (the “Amended Blachowiak Employment Agreement”), Mr. Blachowiak's pay plan for fiscal 2007 provided for a base salary of $235,000, quarterly cash bonuses of up to $25,000 and an annual cash bonus potential of up to $175,000 and options to acquire up to 40,000 shares of Common Stock.  The annual cash bonus was based upon individual and Company performance criteria; $100,000 of the cash bonus potential was based upon individual performance criteria related to the Company's IT systems and $75,000 of the cash bonus potential plus the stock options were to be awarded in the event the Company met certain performance-related goals in fiscal 2007.  The stock options and 50% of the $75,000 year-end bonus were subject to three year vesting.  For the 2007 fiscal year, Mr. Blachowiak earned $231,750 in cash bonuses.  In addition, if at least the second of three thresholds for the Company's year-end performance was reached, the base salary for Mr. Blachowiak for fiscal year 2008 would be increased to $250,000. The pay plan for fiscal 2007 amends the annual stock option grants awarded to Mr. Blachowiak under the Blachowiak Employment Agreement. In lieu of stock options to acquire 25,000 shares of common stock, so long as Mr. Blachowiak remains employed by the Company, he shall be awarded: (a) 5,000 shares of restricted stock at May 3, 2008; and (b) 5,000 shares of restricted stock May 3, 2009. The foregoing restricted stock grants are subject to a four year vesting schedule and any other conditions contained in the Company's Non-Qualified and Incentive Stock Option Plan and the related award agreement.

On April 24, 2008, Mr. Blachowiak entered into a new Employment Agreement with the Company to provide Mr. Blachowiak  with continued employment as the Company’s Senior Vice President and Chief Information Officer and additional responsibilities, duties, benefits and compensation incident thereto (the “New Blachowiak Employment Agreement”) for an initial term of three (3) years commencing on April 24, 2008 (the “Effective Date”).  The New Blachowiak Employment Agreement is automatically renewed for additional consecutive one year terms unless either party gives written notice of his/its intent not to renew at least 90 days prior to the expiring term.  The New Blachowiak Employment Agreement provides for an annual base salary of $246,750.00 during the initial term, subject to an annual review by the President and Chief Executive Officer (“CEO”) of the Company who may increase, but not decrease, the annual base salary amount.  The New Blachowiak Employment Agreement also provides for both quarterly and annual targeted cash bonuses measured against financial criteria including Net Profit Before Taxes and Sales Gross Margin Dollars (as more specifically determined by the CEO in conjunction with the Compensation Committee).  The quarterly and annual targeted bonuses for a fiscal year shall be targeted for at least $275,000.00, with a potential for an increased or reduced amount based on performance under the terms of the bonus plan.

The New Blachowiak Employment Agreement provides for equity awards under the Company’s Amended and Restated 2002 Stock Incentive Plan including stock options and shares of restricted stock as follows:   (1) Mr. Blachowiak will be eligible for a stock option award on each annual anniversary at the discretion of the CEO in conjunction with the Compensation Committee; (2) an award on the Effective Date of  11,250 shares of restricted stock all of which vest on the fourth anniversary of the Effective Date, subject to accelerated vesting in the event of (A) a change in control (as defined in the New Blachowiak Employment Agreement) based upon the time of occurrence of the change in control, or (B) upon the expiration of the initial term under the New Blachowiak Employment Agreement if the Company does not renew the New Blachowiak Employment Agreement; and (3) Mr. Blachowiak will be eligible for an award of shares of restricted stock on the each anniversary of the Effective Date at the discretion of the CEO in conjunction with the Compensation Committee.

The New Blachowiak Employment Agreement also provides for certain fringe benefits including medical insurance, 3 weeks vacation, term life insurance, a communication allowance in the amount of $250 per month, a housing allowance in the amount of $2,500 per month, an automobile allowance of $500 per month, a travel allowance of $3,400 per month, and certain life and disability insurance.  Mr. Blachowiak will also be reimbursed for customary and reasonable business expenses and, in the event of termination without cause, he will be entitled to receive twelve (12) months severance and certain of the stock options and restricted share grants will vest immediately.

The New Blachowiak Employment Agreement provides for certain payments to Mr. Blachowiak in connection with a termination of his employment which payments vary depending upon the circumstances of his termination.  The New Blachowiak Employment Agreement also provides for customary provisions relating to confidentiality of the Company’s information, non-competition with, and non-disparagement of, the Company and non-solicitation of customers and certain employees.

The New Blachowiak Employment Agreement provides for change in control benefits including the vesting of certain stock options and restricted stock and, if upon the change in control he is terminated Without Cause or he terminates his employment For Good Reason, then the Company will pay a pro rata bonus through the date of termination and, if Mr. Blachowiak delivers a release of claims, the Company will pay his Base Salary for a period of 12 months.  In addition, Mr. Blachowiak and the Company entered into a Special Change in Control Bonus Agreement (the “CIC Bonus Agreement”) effective from December 10, 2007 until the earlier of a change in control or December 31, 2009.  The CIC Bonus Agreement provides that in the event that Mr. Blachowiak’s employment is terminated, during the term, due to a termination by the Company without cause, death or Disability, at the time of a Change in Control transaction, or if the Company subsequently consummates a Change in Control transaction under certain conditions as provided in the CIC Bonus Agreement, then the Company shall pay Mr. Blachowiak a special bonus in the amount of $235,000.

P. Hope Griffith, former Senior Vice President of Service Delivery

Effective February 29, 2008, Ms. P. Hope Griffith, Senior Vice President, Service Delivery, resigned as an officer and employee of the Company for personal reasons.  Prior to her resignation, Ms. Griffith was employed by the Company pursuant to the terms of an Employment Agreement that was entered into and made effective on September 5, 2005 (the “Griffith Employment Agreement”) and provided for an initial term of three years.  Under the Griffith Employment Agreement, as amended by the parties on April 17, 2007 (“Amended Griffith Employment Agreement”), Ms. Griffith's base salary was $235,000 for fiscal 2007.  Thereafter, effective October 1, 2007, Ms. Griffith’s annualized base salary was increased to $250,000.  Ms.  Griffith’s pay plan for fiscal 2007 also provided for (1) quarterly cash bonuses of up to $45,000 and (2) an annual cash bonus potential of $100,000 plus options to acquire up to 15,000 shares of Common Stock in the event the Company met certain performance-related goals in fiscal 2007. The stock options and 50% of the year end cash bonus were subject to three year vesting. For the 2007 fiscal year, Ms. Griffith earned cash bonuses totaling $110,000. The Amended Griffith Employment Agreement also provided for certain fringe benefits, including an entertainment allowance of $400 per month, a home-office/communications allowance of $200 per month, an automobile allowance of $500 per month, a housing allowance of $2,500 per month, a travel allowance of $3,450 per month, and disability benefits and life insurance.

In connection with Ms. Griffith’s 2007 pay plan under the Amended Griffith Employment Agreement, Ms. Griffith received a cash retention bonus in the amount of $45,000, which was subject to pro-rated reimbursement if Mr. Griffith left the Company or was terminated for cause within the initial three-year term of the pay plan, and 5,000 shares of restricted stock subject to four (4) year vesting and any other conditions contained in the Company's Non-Qualified and Incentive Stock Option Plan and the related award agreement.

On December 11, 2007, the Company entered into a Special Change in Control Bonus Agreement with Ms. Griffith discussed below.  On  March 3, 2008, the Company entered into a separation agreement with Ms. Griffith pursuant to which certain payments will be made to her and vesting for 25,938 shares of restricted stock was accelerated and such shares were issued to her.  The remaining terms of the separation agreement are confidential.

John E. McKenzie, Senior Vice President – Central Region

Mr. John E. McKenzie's current Employment Agreement (the "McKenzie Employment Agreement") with the Company was entered into effective March 7, 2006 and provides for a term of three years, which replaced his employment agreement dated October 1, 2004 (the “2004 Agreement"). Under the McKenzie Employment Agreement and pay plan for fiscal 2007, Mr. McKenzie's base salary was $210,000 for fiscal 2007. The McKenzie Employment Agreement provided for quarterly cash bonuses of up to $55,000 and an annual cash bonus potential of $110,000 plus options to acquire up to 30,000 shares of Common Stock of the Company in the event the Company met certain performance-related goals in fiscal 2007. The stock options and 50% of the cash portion of the year-end bonus are subject to three year vesting.  Of the year-end bonus potential, $35,000 is tied to Company performance criteria related to Mr. McKenzie's responsibilities and $75,000 is related to overall Company performance. The stock options and 50% of the $75,000 year-end bonus are subject to three year vesting.  For the 2007 fiscal year, Mr. McKenzie earned $205,000 in cash bonuses. In addition Mr. McKenzie was awarded (a) 6,250 shares of restricted stock on the first anniversary of the plan; end of the first year of the new 3-year term; and (b) 6,250 shares of restricted stock on the second anniversary of the plan.  The foregoing restricted stock grants are subject to a four year vesting schedule and any other conditions contained in the Company's Non-Qualified and Incentive Stock Option Plan and the related award agreement. The Employment Agreement also provides for certain fringe benefits, including an automobile allowance of $500 per month, a communication allowance of $200 per month, disability benefits and life insurance.

In connection with entering into the 2004 Agreement, Mr. McKenzie received a bonus in the form of a fully vested stock option for 20,000 shares of Common Stock.  So long as Mr. McKenzie remains employed by the Company, the 2004 Agreement, as amended by the McKenzie Employment Agreement provided that he shall be awarded (a) an option to acquire 20,000 shares of Common Stock at October 1, 2005; (b) an option to acquire 35,000 shares of Common Stock at March 7, 2006; (c) an option to acquire 25,000 shares of Common Stock at March 7, 2007; and (d) an option to acquire 25,000 shares of Common Stock at March 7, 2008;.  Except for the stock option for 35,000 shares of Common Stock which was fully vested on March 7, 2006, these annual stock options are subject to a three year vesting schedule from the date of grant and any other conditions contained in the Company's Non-Qualified and Incentive Stock Option Plan and the related award agreement.  In addition, the Company may grant shares of restricted stock in lieu of the stock options based upon an exchange ratio approved by the Board.

With the hiring of Mr. Froman as Senior Vice President of Sales and Marketing, Mr. McKenzie’s sales leadership focus will be on a regional basis.  Inasmuch as Mr. McKenzie’s role and responsibilities have changed, his compensation will be modified accordingly to reflect such change.    Mr. McKenzie will not be an executive officer for fiscal 2008.

The McKenzie Employment Agreement provides for certain payments to Mr. McKenzie in connection with a termination of his employment which payments vary depending upon the circumstances of his termination.  In the event Mr. McKenzie's employment is terminated without cause under the terms of the McKenzie Employment Agreement, he will be entitled to receive nine (9) months severance pay, and all deferred compensation, stock options, and restricted share grants will vest immediately.   The McKenzie Employment Agreement also provides for customary provisions relating to confidentiality of the Company’s information, non-competition with, and non-disparagement of, the Company and non-solicitation of customers and certain employees.

The McKenzie Employment Agreement provides for change in control benefits including the vesting of certain stock options and restricted stock and, if upon the change in control he is terminated Without Cause or he terminates his employment For Good Reason, then the Company will pay a pro rata bonus through the date of termination and, if Mr. McKenzie delivers a release of claims, the Company will pay his Base Salary for a period of 12 months.  In addition, Mr. McKenzie and the Company entered into a Special Change in Control Bonus Agreement (the “CIC Bonus Agreement”) effective from December 10, 2007 until the earlier of a change in control or December 31, 2009.  The CIC Bonus Agreement provides that in the event that Mr. McKenzie’s employment is terminated, during the term, due to a termination by the Company without cause (as defined in the McKenzie Employment Agreement), death or Disability, at the time of a Change in Control transaction, or if the Company subsequently consummates a Change in Control transaction under certain conditions as provided in the CIC Bonus Agreement, then the Company shall pay Mr. McKenzie a special bonus in the amount of $210,000.

Stephen E. Pomeroy, Former President and Chief Executive Officer

Stephen E. Pomeroy's employment with the Company was terminated on July 3, 2007.  Pursuant to his employment agreement, Mr. Pomeroy was entitled to receive his base salary, at the current rate, as well as all other unpaid amounts that were owed to him, including amounts under compensation plans and programs, certain business expense reimbursements and certain life insurance payments, through July 20, 2007.  In connection with his termination of employment, Mr. Pomeroy forfeited restricted stock grants of 99,000 shares of Common Stock.  As previously reported, on August 30, 2007, Mr. Pomeroy filed suit against the Company and certain other parties alleging breach of contract, fraud, promissory estoppel, and tortious interference, and conspiracy to tortiously interfere, with contractual relationship, in connection with his employment agreement and the termination of his employment.  On March 13, 2008 the Company entered into a settlement agreement with Mr. Pomeroy.  The primary terms of the settlement among the parties included the dismissal of the suit, with prejudice; a monetary payment by the Company to Mr. Pomeroy; and a mutual release of claims among all parties including the Company, Mr. Pomeroy and the other defendants in the litigation.  The details of the settlement are confidential.

Rick A. Windon, Former Senior Vice President of Sales

Rick A. Windon resigned as an officer and employee of the Company,  effective  November  30, 2007.  Mr. Windon was entitled to receive his base salary, at the current rate, as well as all other unpaid amounts that were owed to him, including amounts under compensation plans and programs, certain business expense reimbursements and certain life insurance payments, through 2007.  In connection with his resignation, Mr. Windon forfeited restricted stock grants of 20,500 shares of Common Stock.

New Executive Officers

The following is a description of the employment arrangements for Messrs. Froman and Kearns who are current executive officers of the Company but who were not Named Executive Officers for fiscal 2007.  Their compensation arrangements reflect the terms that the Compensation Committee, in conjunction with Mr. Coogan, believe are competitive in the IT industry.

Christopher C. Froman, Senior Vice President of Sales and Marketing

The Company entered into an Employment Agreement, effective December 10, 2007 (the “Froman Employment Agreement”), hiring Christopher C. Froman as the Company’s Senior Vice President of Sales and Marketing.  The Froman Employment Agreement with Mr. Froman provides for an initial term commencing on the Effective Date and ending on January 5, 2011.  The Froman Employment Agreement is automatically renewed for additional consecutive one year terms unless either party gives written notice of his/its intent not to renew at least 90 days prior to the expiring term.  The Froman Employment Agreement provides for an annual base salary of $275,000 during the initial term, subject to an annual review by the President and Chief Executive Officer (“CEO”) of the Company who may increase, but not decrease, the annual base salary amount.  The Froman Employment Agreement also provides for both quarterly and annual targeted cash bonuses measured against financial criteria including Net Profit Before Taxes and Sales Gross Margin Dollars (as more specifically determined by the CEO in conjunction with the Compensation Committee).  The quarterly and annual targeted bonuses for a fiscal year shall be targeted for at least $300,000, with a potential for an increased or reduced amount based on performance under the terms of the bonus plan; provided that the quarterly bonus for the period December 10, 2007 through April 5, 2008 in the amount of $92,742 and payable by April 15, 2008, shall be guaranteed.

The Froman Employment Agreement provides for equity awards under the Company’s Amended and Restated 2002 Stock Incentive Plan including stock options and shares of restricted stock as follows:  (1) on the Effective Date, a stock option with a term of five years was granted for 100,000 shares of common stock of the Company at an exercise price of $6.96 per share, of which 25,000 shares are vested immediately, and 25,000 shares vest on each of the next three anniversaries of the Effective Date, subject to accelerated vesting in the event of a change in control as defined in the Froman Employment Agreement; (2) Mr. Froman will be eligible for a stock option award on each annual anniversary at the discretion of the CEO in conjunction with the Compensation Committee; (3) an award on the Effective Date of 25,000 shares of restricted stock all of which vest on the fourth anniversary of the Effective Date, subject to accelerated vesting in the event of (A) a change in control (as defined in the Froman Employment Agreement) based upon the time of occurrence of the change in control, or (B) upon the expiration of the initial term under the Froman Employment Agreement if the Company does not renew the Froman Employment Agreement; and (4) Mr. Froman will be eligible for an award of shares of restricted stock on each anniversary of the Effective Date at the discretion of the CEO in conjunction with the Compensation Committee.  The Froman Employment Agreement also provides for certain fringe benefits including medical insurance, 3 weeks vacation, term life insurance, a housing allowance of $2,500 per month (until the earlier of his relocation to the Greater Cincinnati area or December 1, 2008), a car allowance of $900 per month, a travel allowance of $3,900 per month (until the earlier of his relocation to the Greater Cincinnati area or December 1, 2008), a relocation allowance in a maximum amount of $75,000, and reimbursement of travel and entertainment expenses including legal fees and expenses incurred in connection with entering into this Froman Employment Agreement up to $5,000 and a payment of $50,000, payable January 2, 2008 as compensation for certain benefits forfeited under his prior employment.

The Froman Employment Agreement provides for certain payments to Mr. Froman in connection with a termination of his employment which payments vary depending upon the circumstances of his termination.  The Froman Employment Agreement also provides for customary provisions relating to confidentiality of the Company’s information, non-competition with, and non-disparagement of, the Company and non-solicitation of customers and certain employees.

The Froman Employment Agreement provides for change in control benefits including the vesting of certain stock options and restricted stock and, if upon the change in control he is terminated Without Cause or he terminates his employment For Good Reason, then the Company will pay a pro rata bonus through the date of termination and, if Mr. Froman delivers a release of claims, the Company will pay his Base Salary for a period of twelve (12) months and reimbursement of any premiums paid by Mr. Froman for a period of one year from the Termination Date pursuant to the exercise of his COBRA rights.  In addition, Mr. Froman and the Company entered into a Special Change in Control Bonus Agreement (the “CIC Bonus Agreement”) effective from December 10, 2007 until the earlier of a change in control or December 31, 2009 (the “Term”).  The CIC Bonus Agreement provides that in the event that Mr. Froman's employment is terminated, during the Term, due to a termination by the Company without cause (as defined in the Froman Employment Agreement), death or Disability, at the time of a Change in Control transaction, or if the Company subsequently consummates a Change in Control transaction under certain conditions as provided in the CIC Bonus Agreement, then the Company shall pay Mr. Froman a special bonus in the amount of $275,000.

Luther K. Kearns, Senior Vice President of Services Delivery

The Company entered into an Employment Agreement, effective March 17, 2008 (the “Kearns Employment Agreement”), hiring Luther K. Kearns as the Company’s Senior Vice President of Services Delivery.  The Kearns Employment Agreement with Mr. Kearns provides for an initial term commencing on the Effective Date and ending on March 17, 2011.  The Kearns Employment Agreement is automatically renewed for additional consecutive one year terms unless either party gives written notice of his/its intent not to renew at least 90 days prior to the expiring term.  The Kearns Employment Agreement provides for an annual base salary of $245,000 during the initial term, subject to an annual review by the President and Chief Executive Officer (“CEO”) of the Company, in conjunction with the Compensation Committee, who may increase, but not decrease, the annual base salary amount.  The Kearns Employment Agreement also provides for both quarterly and annual targeted cash bonuses measured against financial criteria including Net Profit Before Taxes (as more specifically determined by the CEO in conjunction with the Compensation Committee).  The quarterly and annual targeted bonuses for a fiscal year shall be targeted for at least $250,000, with a potential for an increased or reduced amount based on performance under the terms of the bonus plan; provided that the quarterly bonus for the first three months commencing March 17, 2008 in the amount of $62,500 shall be guaranteed.

The Kearns Employment Agreement provides for equity awards under the Company’s Amended and Restated 2002 Stock Incentive Plan including stock options and shares of restricted stock as follows:  (1) on the Effective Date, a stock option with a term of five years was granted for 50,000 shares of common stock of the Company at an exercise price of $5.65 per share, of which 12,500 shares are vested immediately, and 12,500 shares vest on each of the next three anniversaries of the Effective Date, subject to accelerated vesting in the event of a change in control as defined in the Kearns Employment Agreement; (2) Mr. Kearns will be eligible for a stock option award on each annual anniversary at the discretion of the CEO in conjunction with the Compensation Committee; (3) an award on the Effective Date of 15,000 shares of restricted stock all of which vest on the fourth anniversary of the Effective Date, subject to accelerated vesting in the event of (A) a change in control (as defined in the Kearns Employment Agreement) based upon the time of occurrence of the change in control, or (B) upon the expiration of the initial term under the Kearns Employment Agreement if the Company does not renew the Kearns Employment Agreement; and (4) Mr. Kearns will be eligible for an award of shares of restricted stock on the each anniversary of the Effective Date at the discretion of the CEO in conjunction with the Compensation Committee. The Kearns Employment Agreement also provides for certain fringe benefits including medical insurance, 3 weeks vacation, term life insurance, a housing allowance of $2,500 per month, a car allowance of $900 per month, a travel allowance of $4,500 per month, and reimbursement of travel and entertainment expenses incurred in connection with his employment.

The Kearns Employment Agreement provides for certain payments to Mr. Kearns in connection with a termination of his employment which payments vary depending upon the circumstances of his termination.  The Kearns Employment Agreement also provides for customary provisions relating to confidentiality of the Company’s information, non-competition with, and non-disparagement of, the Company and non-solicitation of customers and certain employees.

 The Kearns Employment Agreement provides for change in control benefits including the vesting of certain stock options and restricted stock and, if upon the change in control he is terminated Without Cause or he terminates his employment For Good Reason, then the Company will pay a pro rata bonus through the date of termination and, if Mr. Kearns delivers a release of claims, the Company will pay his Base Salary for a period of twelve (12) months and reimbursement of any premiums paid by Mr. Kearns for a period of one year from the Termination Date pursuant to the exercise of his COBRA rights.  In addition, Mr. Kearns and the Company entered into a Special Change in Control Bonus Agreement (the “CIC Bonus Agreement”) effective from March 17, 2008 until the earlier to occur of a Change in Control or December 31, 2009 (the “Term”).  The CIC Bonus Agreement provides that in the event that Mr. Kearns’s employment is terminated, during the Term, due to a termination by the Company without cause (as defined in the Kearns Employment Agreement), death or Disability, at the time of a Change in Control transaction, or if the Company subsequently consummates a Change in Control transaction under certain conditions as provided in the CIC Bonus Agreement, then the Company shall pay Mr. Kearns a special bonus in the amount of $245,000.

Change-of-Control and Severance Provisions

Each of the employment agreements for the Named Executive Officers provides for certain payments in connection with the termination of the executive's employment as described above.

The severance provisions for the named executives are generally the same except for the period for which the base salary and benefits are paid ("Severance Period") and as otherwise noted above.  The Severance Period for each executive is described in the description of his or her employment agreement.  Generally, in the event of the termination of an executive's employment, the executive is entitled to the following: (i) through the date of termination, his or her base salary, accrued benefits, accrued bonuses, and any vested incentive compensation (except in the case of termination by the Company for cause or in the event of any breach of any provision of the employment agreement by the executive); (ii) in the event of termination by the Company not for cause upon 90 days' prior notice, his or her base salary for the Severance Period from the date of notice of termination, payable in accordance with the Company's ordinary payroll practices, provided that during such time the executive is not employed by a competitor or in breach of his or her employment agreement; and (iii) in the event of termination as a result of permanent disability, his or her base annual salary in effect as of the date of the physician's determination of his or her disability, for a period of twelve (12) months following the date of disability (offset by any payments made pursuant to any disability benefit plans), payable in twelve (12) equal monthly installments commencing 30 days after the date of disability.  The executive's employment agreement also provides for the executive's agreement not to compete with the business of the Company, not to solicit or divert customers and not to employ employees of the Company for a period of one year following termination of his or her employment, provided that these provisions are not applicable in the event the Company terminates the executive's employment without cause upon 90 days' prior notice or does not renew his or her agreement upon the expiration of the initial or any renewal term, unless the Company elects to pay to the executive an amount equal to his or her base annual salary in effect as of the date of termination for a period of twelve (12) months following the date of termination, payable in twelve (12) equal monthly installments commencing 30 days after termination.

In addition, the named executives have entered into a Special Change in Control Bonus Agreement (the “CIC Bonus Agreement”) with the Company.  The term of such CIC Bonus Agreements is approximately two (2) years.  The CIC Bonus Agreement provides that in the event that the named executive’s employment is terminated, during the term, due to a termination by the Company without cause (as defined in the applicable executive’s employment agreement), death or disability, at the time of a Change in Control transaction, or if the Company subsequently consummates a Change in Control transaction under certain conditions as provided in the CIC Bonus Agreement, then the Company shall pay the named executive a special bonus in the amount stated in the CIC Bonus Agreement.

Compensation Committee Report

The responsibilities of the Compensation Committee are provided in its Charter, which has been approved by our Board of Directors.  In fulfilling its oversight responsibilities with respect to the Compensation Disclosure and Analysis included in this proxy statement, the Compensation Committee has reviewed and discussed the Compensation Disclosure and Analysis with management, and following such review, approved the inclusion of such Compensation Analysis and Disclosure in this proxy statement.

Submitted by the Compensation Committee

William H. Lomicka, David G. Boucher, and Michael A. Ruffolo

Executive Compensation Tables

The compensation of the Company’s executive officers is described in the tables that follow.

Summary Compensation

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Award ($) (4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($) (6)	Change in Pension Value and Nonqualified deferred Compensation Earnings ($)	All Other Compensation ($) (7) (8)	Total ($)

Keith R. Coogan	2007	(1)	$76,508	$92,500	$50,733	$273,364	-	-	$15,800	$508,905
President & Chief
Executive Officer

Stephen E. Pomeroy	2007	(2)	$314,135	-	-	-	-	-	-	-
President & Chief	2006	(2)	$583,566	-	$202,500	$136,520	$100,000	-	$1,730	$1,024,3156
Executive Officer

Kevin G. Gregory	2007		$359,661	$145,194	$62,362	$45,257	-	-	$21,266	$633,740
Senior Vice President &	2006		$294,231	$15,000	$24,328	$372	-	-	$39,208	$373,139
Chief Financial Officer

P. Hope Griffith	2007		$223,785	$110,000	$48,778	-	-	-	$26,314	$408,877
Senior Vice President of	2006		$216,346	$22,500	$19,917	-	-	-	$21,121	$279,884
Services

Keith Blachowiak	2007		$228,423	$231,750	$24,994	-	-	-	$17,807	$502,974
Senior Vice President of	2006		$184,327	$111,000	-	$165,065	-	-	$10,428	$470,820
Information Technologies

John E. McKenzie	2007		$206,793	$205,000	$40,793	$37,946	$37,500	-	$8,400	$536,432
Senior Vice President of	2006		$210,289	$27,500	$16,705	$184,035	$131,944	-	$6,000	$576,473
Sales and Marketing

Rick A. Windon	2007	(3)	$186,723	$343,965	$41,191	-	-	-	$7,700	$579,579
Senior Vice President	2006		$66,431	-	$5,254	-	-	-	$2,800	$74,485
Enterprise Sales &
Strategic Deals

____________________

(1)	Mr. Coogan’s employment commenced on October 15, 2007.

(2)
Mr. Pomeroy’s employment was terminated on July 3, 2007.  Mr. Pomeroy's 2006 salary compensation includes a one-time payment of $63,816, reflecting a payroll error in calculating his 2005 and 2006 salary that was discovered, rectified, and paid during 2006.

(3)	Mr. Windon resigned as an officer and employee of the Company effective November 30, 2007.

(4)
The stock award values represent the dollar amount of compensation cost recognized for financial statement reporting purposes for the fiscal years ended January 5, 2008 and January 5, 2007, in accordance with FAS 123(R).  Mr. Windon’s stock award was forfeited upon termination.

(5)
The option award values represent the dollar amount of compensation cost recognized for financial statement reporting purposes for the fiscal years ended January 5, 2008 and January 5, 2007, in accordance with FAS 123(R).

(6)
Mr. McKenzie’s fiscal 2007 amount reflects an accrual of $4,166 for a discretionary performance bonus of $12,500 issued in 2005, vesting over three years.  It also includes accruals of $33,333 for (i) a one-time signing bonus of $75,000 issued in 2006 to Mr. McKenzie for completion of a three year employment agreement, vesting over three years, and (ii) a discretionary performance bonus of $25,000 issued in 2006 to Mr. McKenzie for completion of a large customer project, also vesting over three years.  Reflected in fiscal 2006 is a $100,000 payment and $31,944 accrual of deferred compensation for Mr. McKenzie.

In fiscal 2006 reflected for Mr. Pomeroy is $100,000 paid to Mr. Pomeroy in fiscal 2006 for previously accrued deferred compensation.

(7)
Does not include amounts for personal use of Company aircraft, because according to Company policy, all personal use must be reimbursed based upon the aggregate incremental cost to the Company. For this purpose, the Company has calculated the aggregate incremental cost based upon the variable operating costs incurred as a result of personal use of the aircraft.  Mr. Pomeroy reimbursed the Company $6,525 for personal use of the Company aircraft during 2006 and had no personal use of the Company’s aircraft for fiscal 2007.

(8)	Amounts reported include car allowance, housing benefits, phone and entertainment allowance, and club dues.

(i)	For Mr. Coogan in fiscal 2007, the amount reported includes (i) $1,800 in car allowance, (ii) $5,000 temporary housing allowance and (iii) $9,000 in travel allowance.

(ii)	For Mr. Pomeroy in fiscal 2006, the amount reported includes (i) $480 in entertainment allowance and (ii) $1,250 in club dues.

(iii)
For Mr. Gregory, the amount reported in fiscal 2007 represents (i) $7,466 in club dues, (ii) $10,800 in car allowance and (iii) $3,000 phone allowance.   For fiscal 2006, the amount reported includes (i) $7,718 in temporary housing allowance prior to relocation; (ii) $10,800 in car allowance, and (iii) $20,690 in club dues, including $20,000 for initiation fee for company-owned club membership and $690 in monthly dues for said country club membership.

(iv)	For Mr. McKenzie, the fiscal 2007 (i) includes $6,000 in car allowance and (ii) $2,400 in phone allowance. For fiscal 2006 the amount reported includes $6,000 in car allowance.

(v)
For Ms. Griffith, the fiscal 2007 amount reported includes (i) 17,114 in temporary housing allowance, (ii) $3,200 in entertainment allowance, (iii) $6,000 in car allowance.  For fiscal 2006 the amount reported includes (i) $2,400 in home office allowance, (ii) $1,600 in entertainment allowances; (iii) $6,000 in car allowance and (iv) $11,121 in temporary housing allowance.

(vi)
For Mr. Blachowiak, the fiscal 2007 (i) includes $14,807in temporary housing allowance and (ii) $ 3,000 in phone allowance. For fiscal 2006 the amount reported represents temporary housing allowance of $10,428.

(vii)
For Mr. Windon, the fiscal 2007 (i) includes $2,200 in temporary housing allowance and (ii) $ 5,500 in car allowance. For fiscal 2006 the amount reported includes (i) $800 in temporary housing allowance and (ii) $2,000 in car allowance.

GRANTS OF PLAN BASED AWARDS – 2007

		ESTIMATED FUTURE PAYOUT UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUT UNDER EQUITY INCENTIVE PLAN AWARDS			OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR	OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING	EXERCISE OR BASE PRICE OF OPTION	GRANT DATE FAIR VALUE OF STOCK AND OPTION
	GRANT	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	UNITS	OPTIONS	AWARDS	AWARDS
NAME	DATE	($)	($)	($)	(#)	(#) (1)	(#)	(#)	(#)	($ / SH)	(2)

Keith R.	10/15/2007		$92,500					80,000	240,000	$7.90	$1,278,400
Coogan (3)

Kevin G.	1/3/2008	$50,000	$75,000	$100,000	25,000	35,000	45,000
Gregory	2/16/2007							11,250			$83,250
	5/22/2007							11,500			$113,735

John E.	5/3/2007	$40,000	$75,000	$110,000	10,000	20,000	30,000
McKenzie	2/16/2007							8,438			$62,441
	3/7/2007							6,250			$46,938

P. Hope	4/16/2007	$50,000	$75,000	$100,000	5,000	10,000	15,000
Griffith	2/16/2007							8,438			$62,441
	8/3/2007							5,000			$50,000

Keith	3/6/2007	$125,000	$150,000	$175,000	20,000	30,000	40,000
Blachowiak	2/16/2007							8,438			$62,441
	3/1/2007							6,250			$46,625

Stephen E.	10/19/2006	$150,000	$250,000	$500,000	75,000	100,000	150,000
Pomeroy(4)

Rick A.	2/16/2007	$25,000	$50,000	$75,000	10,000	20,000	30,000	7,500			$55,000
Windon(5)	4/27/2007							6,500			$58,825
____________________

(1)	These amounts represent stock awards to be granted pursuant to the terms of the respective NEO's employment agreements over a three year period.

(2)
The grant date fair values are calculated based upon the methodology set forth in FAS 123(R) as reflected in the Company's financial statements, Note 2. Shares in the form of restricted stock are valued at the closing prices of the Company's common stock on the date of the grant.

(3)	Mr. Coogan’s employment commenced October 15, 2007.

(4)	Mr. Pomeroy’s employment was terminated on July 3, 2007.

(5)	Mr. Windon resigned as an officer and employee of the Company effective November 30, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END – 2007

		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED	OPTIONS EXERCISE	OPTIONS	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE
	GRANT	(#) (1)	(#)	OPTIONS	PRICE	EXPIRATION	VESTED	VESTED	NOT VESTED	NOT VESTED
NAME	DATE	EXERCISABLE	UNEXERCISABLE	(#)	($)	DATE	(#) (2)	($) (3)	(#)	(#)

Keith R.	10/15/07	75,000	165,000		$7.90	10/15/12	80,000	8/13/53
Coogan (4)

Kevin G.	1/3/06	50,000			$8.25	1/3/2011
Gregory	1/3/07	8,334	16,666		$7.58	1/3/2012
	12/27/05						11,250	$69,525
	2/16/07						11,250	$69,525
	5/22/07						11,500	$71,070

John E.	4/16/03	3,333			$6.74	4/16/08
McKenzie	4/16/04	5,000			$14.46	4/16/09
	11/19/05	13,333	6,667		$7.90	11/19/10
	3/28/06	35,000			$8.71	3/28/08
	3/31/06	3,334	6,666		$8.58	3/31/2011
	10/24/05						6,187	$38,236
	2/16/07						8,438	$52,147
	3/7/07						6,250	$38,625

P. Hope	12/27/05						7,500	$46,350
Griffith	8/7/06						5,000	$30,900
	2/16/07						8,438	$52,147
	8/3/07						5,000	$30,900

Keith	3/6/06	50,000			$9.54	3/6/2011
Blachowiak	2/16/07						8,438	$52,147
	3/1/07						6,250	$38,625

______________________

(1)	Stock Options vest on a three year ratable vesting schedule, with one third of each award vesting each year except for Mr. Coogan’s stock options which vest on a four year ratable vesting schedule.

(2)	Stock Awards vest on the fourth anniversary of the grant date, except for Mr. Coogan’s stock awards which vest on the third anniversary of the grant date.

(3)	Based on the closing price of $6.18 per share of the Company's common stock on January 4, 2008.

(4)	Mr. Coogan’s employment commenced October 15, 2007.

(5)	Mr. Pomeroy’s employment was terminated on July 3, 2007 and he forfeited restricted stock grants of 99,000 shares.

(6)	Mr. Windon resigned as an officer and employee of the Company effective November 30, 2007.

Option Exercises and Stock Vested Table - 2007

		Option Awards		Stock Awards
		Number of		Number of
		Shares	Value	Shares	Value
		Acquired	Realized	Acquired	Realized
		On Exercise	On Exercise	on Vesting	on Vesting
Name	Date	(#)	($)	(#)	($)

Keith R. Coogan (1)

Kevin G. Gregory

P. Hope Griffith

Keith Blachowiak

John E. McKenzie

Stephen E. Pomeroy (2)	2006	22,500	$127,300

Rick A. Windon (3)
______________________

(1)	Mr. Coogan’s employment commenced on October 15, 2007.

(2)	Mr. Pomeroy’s employment was terminated on July 3, 2007.

(3)	Mr. Windon resigned as an officer and employee of the Company effective November 30, 2007.

Nonqualified Deferred Compensation - 2007

Name	Executive Contribution in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($		Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance of Last Fiscal Year-End ($
Keith R. Coogan (1)

Kevin G. Gregory

John E. McKenzie		$37,500	(2)			$72,222

P. Hope Griffith

Keith Blachowiak

Stephen E. Pomeroy(3)

Rick A. Windon(4)

______________________

(1)	Mr. Coogan’s employment commenced on October 15, 2007.

(2)
This amount reflects an accrual of $4,166 in 2007 for a discretionary performance bonus of $12,500 issued to Mr. McKenzie in 2005, vesting over three years.  It also includes accruals of $33,333 for (i) a one-time signing bonus of $75,000 issued in 2006 to Mr. McKenzie for completion of a three year employment agreement, vesting over three years, and (ii) a discretionary performance bonus of $25,000 issued in 2006 to Mr. McKenzie for completion of a large customer project, also vesting over three years.

(3)	Mr. Pomeroy’s employment was terminated on July 3, 2007.

(4)	Mr. Windon resigned as an officer and employee of the Company effective November 30, 2007.

Table of Potential Payments Upon Change of Control

Name	Base Salary	Bonus	Value of Invested Options (4)	Value of UnInvested Restricted Stock (5)	Parachute Payment Excise Tax and Related Gross up	Total ($)
Keith R. Coogan (1)	$1,440,000	$1,110,000		$494,400	$-	$3,044,400

Kevin G. Gregory	$-	$310,000		$210,000	$-	$520,120

P. Hope Griffith	$-	$250,000		$160,297	$-	$410,297

Keith Blachowiak	$-	$235,000		$90,772	$-	$325,772

John E. McKenzie	$-	$225,000		$129,008	$-	$354,008

Stephen R. Pomeroy(2)	$-	$-			$-	$-

Rick A. Windon(3)	$-	$-			$-	$-

______________________

(1)	Mr. Coogan’s employment commenced October 15, 2007.

(2)	Mr. Pomeroy’s employment was terminated on July 3, 2007.

(3)	Mr. Windon resigned as an officer and employee of the Company effective November 30, 2007.

(4)
The value of unvested options was calculated by multiplying the number of shares underlying unvested options by the difference between $6.18, the closing market price of our common stock on January 5, 2008, and the exercise price of the options.

(5)
The value of unvested shares of restricted stock units was calculated by multiplying the number of shares underlying restricted stock units by $6.18, the closing market price of our common stock on January 5, 2008.

All Other Compensation Table - 2007

Name		Perquisites and Other Personal Benefits	Tax Reimburse-ments	Insurance Premiums	Company Contributions to Retirement and 401(k) Plans	Severance Payments /Accruals	Change in Control Payments / Accruals	Total
	Year	$	$	$	($)	($)	($)	($)
Keith R. Coogan (1)	2007	$15,800	$-	$-	$-	$-	$-	$15,800

Kevin G. Gregory	2007	$21,266	$-	$2,192	$-	$-	$-	$23,458
	2006	$39,208	$-	$600	$-	$-	$-	$39,808

P. Hope Griffith	2007	$26,314	$-	$-	$-	$-	$-	$26,314
	2006	$21,121	$-	$450	$-	$-	$-	$21,571

Keith Blachowiak	2007	$17,807	$-	$-	$1,408	$-	$-	$19,215
	2006	$10,428	$-	$369	$-	$-	$-	$10,797

Christopher C. Froman	2007
Senior Vice President of
Sales and Marketing

John E. McKenzie	2007	$8,400	$-		$434	$-	$-	$8,834
	2006	$6,000	$-	$554	$883	$-	$-	$7,437

Stephen E. Pomeroy(2)	2007	$-	$-	$-	$2,728	$-	$-	$2,728
	2006	$1,730	$-	$1,042	$-	$-	$-	$2,772

Rick A. Windon(3)	2007	$7,700	$-	$-	$-	$-	$-	$7,700
	2006	$2,800	$-	$-	$-	$-	$-	$2,800

______________________

(1)	Mr. Coogan’s employment commenced October 15, 2007.

(2)	Mr. Pomeroy’s employment was terminated on July 3, 2007.

(3)	Mr. Windon resigned as an officer and employee of the Company effective November 30, 2007.

DIRECTOR COMPENSATION

The Board of Directors adopted a new fee schedule, which became effective November 1, 2007, under which independent directors will receive an annual retainer of $80,000 for each such director’s service on the Board and any regular committees of the Board.  The annual retainer fee consists of $40,000 payable in cash and $40,000 in the form of shares of restricted stock.  The cash retainer is payable $10,000 per quarter, commencing with the fourth quarter of fiscal 2007.  In addition, each independent director who serves as a chair of a regular committee of the Board will receive an additional fee of $7,000 per year and an independent director who serves as the Chair of the Board will receive cash compensation of $84,000 (instead of $40,000), payable $7,000 per month.

The previous compensation arrangement for independent directors was an annual retainer of $24,000, payable quarterly, plus fees for attendance at Board meetings ($500) and committee meetings (varying from $500 to $2,000).  In addition, each director who met the definition of a disinterested director in Rule 16b-3 of the Securities and Exchange Act of 1934, was granted 3,300 shares of restricted stock (the “Anniversary Grants”) on each anniversary date of his or her initial term as a director under the Company’s 2002 Amended and Restated Outside Directors’ Stock Incentive Plan (“Directors’ Plan”).

Under the new compensation arrangement, the shares of restricted stock will be granted, annually, on the day of the annual meeting of the stockholders of the Company to each independent director elected at the annual meeting.  The number of shares granted will be the number equal to $40,000 based on the closing sales price of the Company’s common stock on the date of the grant.  The shares of restricted stock will be subject to 4-year cliff vesting except for acceleration in special circumstances as determined by the Nominating and Corporate Governance Committee.  The equity component of the new compensation arrangement approved by the Board of Directors includes amendments to the Directors’ Plan, which are being submitted for approval by the stockholders of the Company at 2008 annual meeting of stockholders and are more particularly described on page 36.  Accordingly, the first grant of restricted shares under the new arrangement will be made on May 29, 2008, the date of the 2008 annual meeting of stockholders, contingent upon the Company’s stockholders approving such amendments to the Directors’ Plan.  Until such time as the stockholders have approved the amendments to the Directors’ Plan, the independent directors will continue to receive their respective Anniversary Grants.  Assuming the stockholders approve the amendments to the Directors’ Plan, the initial grants made under the equity component of the new compensation arrangement will be adjusted to equalize the varying issuance dates for the Anniversary Grants.

Name	Year	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total ($)

David G. Boucher	2007	$44,500	$11,605						$56,105
	2006	$29,500	$1,722						$31,222

Ronald E. Krieg	2007	$42,750	$7,112						$49,862
	2006	$44,000	$553						$44,553

William H. Lomicka	2007	$86,750	$5,748						$92,498
	2006	$59,500		$22,420	(3)				$81,920

Richard S. Press(4)	2007	$22,250	$4,282						$26,532
	2006	N/A	N/A						N/A

Vincent D. Rinaldi	2007	$49,750	$11,779						$61,529
	2006	$35,500	$1,772	$487					$37,759

Michael A. Ruffolo(4)	2007	$25,000	$4,063						$29,063
	2006	N/A	N/A						N/A

Jonathan Starr(4)	2007	$22,500	$4,063						$26,563
	2006	N/A	N/A						N/A

Debra E. Tibey	2007	$97,500	$11,289						$108,789
	2006	$61,000	$1,118	$483					$62,601

Kenneth R Waters	2007	$134,000	$11,320						$145,320
	2006	$36,500	$1,702						$38,202
______________________

(1)
For fiscal 2006 and most of fiscal 2007, all independent, non-employee directors received a quarterly cash retainer of $6,000 and fees for attendance at board and board committee meetings.  Commencing with the fourth quarter of fiscal 2007, the cash retainer was increased to $10,000 per quarter.  See the discussion of Director Compensation and Fees above. In addition, all independent, non-employee directors received an annual grant of restricted stock.

(2)
The stock awards and option awards represent the amount of compensation cost recognized for financial statement reporting purposes in accordance with FAS 123(R) as reflected in the Company's financial statements, Note 2.  The grant date fair value for each non-employee director’s equity awards was as follows: David G. Boucher, $27,555 (2006) and $32,340 (2007); Ronald E. Krieg $26,532 (2006) and  $23,001 (2007); William H. Lomicka, $25,008 (2007); Richard S. Press,$34,254 (2007); Vincent D. Rinaldi,$28,347 (2006) and $32,175 (2007); Michael A. Ruffolo,$32,505 (2007); Jonathan A. Starr,$32,505 (2007); Debra E. Tibey, $26,829 (2006) and $31,416 (2007); Kenneth R. Waters, $27,225 (2006) and $30,954 (2007).  The aggregate number of stock awards and outstanding options, respectively, for each director at fiscal year end was:  David G. Boucher, 6,600 and 10,000; Ronald E. Krieg, 6,600 and 10,000; William H. Lomicka, 6,600 and 12,500; Richard S. Press, 3,300 and 0; Vincent D. Rinaldi, 6,600 and 2,500; Michael A. Ruffolo, 3,300 and 0; Jonathan A. Starr, 3,300 and 0; Debra E. Tibey, 6,600 and 2,500; Kenneth R. Waters, 6,600 and 0.

(3)
Due to amendments approved to the Directors’ Plan in 2005 and 2006, the only stock option awarded in fiscal 2006 was to Mr. Lomicka, whose option vested immediately.  As a result, his compensation reflects the full value of the grant at the time it was made.  Under the current Directors’ Plan, grants vest over time and only a pro rata portion is reflected as fair value.

(4)	Mesrrs. Press, Ruffolo and Starr served as directors only for a portion of the fiscal year, commencing upon their election at the Annual Meeting of Stockholders on July 31, 2007.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

The following table summarizes as of January 5, 2008, information regarding our equity compensation plans.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weight average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by stockholders	1,406,829	$11.01	2,596,998

Equity compensation plans not approved by stockholders	-	-	-
Total	1,406,829	$11.01	2,596,998

(1)	A narrative description of the material terms of equity compensation plans is set forth in Note 16 to the Consolidated Financial Statements included in the Company’s annual report on Form 10-K.

(2)
Includes 259,154 shares available for future issuance under the 1998 Employees Stock Purchase Plan (1998 Plan).  A narrative description of the material terms of the 1998 Plan is set forth in Note 10 to the Consolidated Financial Statements included in the Company’s annual report on Form 10-K.

Submitted by Board of Directors

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of three (3) members, Messrs. William H. Lomicka, David G. Boucher, and Michael A. Ruffolo, all of whom are independent directors and none of whom is, or was formerly, an officer or employee of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Mr. Keith Blachowiak failed to timely file a Form 4 for a restricted stock grant of 6,250 shares made on March 1, 2007.

Ms. P. Hope Griffith failed to timely file three Forms 4, two for a restricted stock grant of 5,000 shares each, one made on August 3, 2007 and one made on August 7, 2006 and one for a restricted stock grant of 7,500 shares made on December 27, 2005.

Mr. William Lomicka was one day late in filing a Form 4 for his restricted stock grant of 3,300 shares made on January 7, 2008.

Flagg Street Partners Qualified LP failed to timely file a Form 4 for a transfer of stock to it from two of its affiliated entities that occurred on December 31, 2007.

Mr. Kevin G. Gregory, Senior Vice President and Chief Financial Officer, failed to timely file a Form 4 related to 25,000 options granted on January 3, 2007 with an exercise price of $7.58.

Mr. John McKenzie, Senior Vice President of Alliance and CPSG Sales, failed to timely file a Form 3, in 2005, related to the initial statement of his beneficial ownership of stock in the Company.

Mr. Stephen E. Pomeroy, Chief Executive Officer, President and Chief Operating Officer, failed to timely file a Form 5 in 2007 with respect to changes in beneficial ownership of stock in the Company. Mr. Pomeroy also failed to file one Form 4 with respect to the grant of 50,000 options on November 3, 2006, with an exercise price of $8.34.

PROPOSAL NO. 2 – APPROVAL OF AMENDMENTS TO THE 2002 AMENDED AND RESTATED OUTSIDE DIRECTORS’ STOCK INCENTIVE PLAN

BACKGROUND

In March 2002, the Board of Directors of the Company adopted the 2002 Amended and Restated Outside Directors' Stock Incentive Plan (as amended, the "Directors' Plan"), which was approved by the stockholders on June 13, 2002.  Subsequent amendments to the directors’ Plan were approved by the directors and stockholders in 2004, 2005, and 2006.

As of April 5, 2008, there were 10,000 shares subject to outstanding stock options under the Directors' Plan, 56,100 shares of restricted stock awarded and 176,400 shares available for granting additional stock awards.

REASONS FOR PROPOSED AMENDMENTS

On November 1, 2007, the Board of Directors approved a new compensation arrangement for the independent directors of the Company.   As part of the new compensation arrangement, the Board approved certain amendments to the Directors' Plan, subject to stockholder approval.  The primary purposes of the amendments are to (1) provide that the annual awards of restricted stock granted to directors will be made on the day of the annual meeting of the stockholders of the Company to each independent director elected at the annual meeting, instead of on the individual anniversary date for each director, (2) the number of shares granted will be the number equal to $40,000 based on the fair market value of the Company’s common stock (i.e., the closing sales price of the Company’s common stock) on the date of grant, (3) the shares of restricted stock will continue to be subject to 4-year cliff vesting except that acceleration provisions have been added for acceleration in special circumstances (4) to permit a director to defer receipt of the restricted stock award, and (5) designate as the Administrator of the Plan the Nominating and Corporate Governance Committee of the Board.  If these amendments are approved by the stockholders, the first grant of restricted shares under the new arrangement will be on the date of the 2008 annual meeting of stockholders.

Since November, the independent directors have continued to receive their respective individual grants on their respective anniversary dates as they have occurred.  Therefore, in order to transition the equity component of the new compensation arrangement, assuming the amendments to the Directors’ Plan are approved by the stockholders at this meeting, the initial grants will be adjusted to equalize the varying issuance dates for the individual anniversary grants.

The Board believes it is advisable and in the best interests of the Company that the compensation for independent directors include a mix of cash and equity, as is the compensation philosophy for the Company’s executive officers.  However, the Board believes that the amount of equity awarded annually should be tied to a fixed dollar amount, rather than consist of a fixed number of shares.  The Board believes that the proposed changes are desirable to better enable the Company to attract and retain the best available individuals to serve as outside directors of the Company.

The foregoing summary of the amendments to the Directors' Plan is qualified in its entirety by the specific language of the 2002 Amended and Restated Outside Directors' Stock Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

DESCRIPTION OF DIRECTORS’ PLAN

The following summary of the Directors' Plan, as proposed to be amended, is qualified in its entirety by the specific language of the Directors' Plan, a copy of which is attached to this proxy statement as Appendix A.

Purpose.  The Board of Directors of the Company believes that the Company's long-term success is dependent upon its ability to attract and retain highly qualified directors who, by virtue of their ability and qualifications, make important contributions to the Company.  The Directors' Plan is intended to encourage outside directors of the Company to acquire and increase their ownership of common stock of the Company on reasonable terms and aid in attracting and retaining such individuals.  The Board further believes that the ownership of common stock in the Company motivates high levels of performance and provides an effective means of recognizing contributions to the success of the Company.

Administration.  The Directors' Plan will be administered by the Nominating and Corporate Governance Committee of the Board (hereafter referred to as the "Administrator"), in accordance with the provisions of the Plan.  The Administrator is authorized to establish the fair market value of the shares subject to Awards, approve the form of award agreement, and determine certain procedures and conditions, not inconsistent with the terms of the Directors' Plan, of any Award.  In addition, the Board may delegate to a Stock Option Committee matters relating to Stock Options.

Stock Subject to Plan. The maximum number of Shares subject to the Directors' Plan, as amended, is 242,500 shares of common stock, $.01 par value.  The proposed amendments do not change the number of shares subject to the Plan.  Of the total shares subject to the plan, there are currently 176,400 shares available for future awards.

Eligible Participants.  Awards of Restricted Stock or Options are granted only to outside (non-employee) directors of the Company.  The nominees for directors at the 2008 annual meeting include six outside directors.

Plan Benefits.  Under the Directors' Plan, as an Award is granted automatically, on an annual basis to each outside director.  The proposed amendments change the annual grant from an Award for 3,300 shares of Restricted Stock on the first day of the initial term of the outside director, and on the anniversary of the first day of the initial term for each consecutive year of service on the Board, to an annual award of the number of shares of Restricted Stock equal to $40,000 (based on the fair market value of a share of the Company’s Common Stock) granted, on the day of the Annual Meeting of Stockholders, to those outside directors elected at the annual meeting.  All Awards must be evidenced by a written award agreement.

The annual Award shall be a grant of Restricted Stock as described above unless the Board determines that the Award shall be an Option in lieu of Restricted Stock. All Restricted Stock Awards require a vesting period of not less than four years from the date of grant during which there must be continued service as an independent Director.  Restricted Stock Awards may be issued for no cash consideration or for such minimum consideration as may be determined by the Administrator. Typically, a Director who receives Restricted Stock will have all of the rights of a stockholder of the Company with respect to the shares of Restricted Stock, including the right to vote the Shares and the right to receive dividends provided that any stock dividends are subject to the same restrictions that apply to the Restricted Stock.

The Plan provides that each Award shall automatically vest in the event of (1) a Change of Control of the Company or (2) a Separation of Service of a Director if (i) the Director was in good standing with the Company as of the last day of his or her term as a director; and (ii) either (A) the Director has served as a Director of the Company for five (5) years or more or (B) the Director is 65 years or more of age, in which case vesting will be accelerated for all shares of Restricted Stock awarded to such Director one year or more before the date his service as a Director ends.  A Director may elect to defer receipt of an Award by making a Deferral Election as provided in the Directors’ Plan.

In the event that the Board determines that any Award shall be an Option, instead of Restricted Stock, the Board shall determine the number of shares subject to the Option, not to exceed 10,000 shares per annual Award.  With respect to any Option, the exercise price of each Option will be the fair market value of the Company's common stock on the date the Option is granted.  All Options will be subject to vesting as provided in the Directors Plan and must be exercised within five years of the date of grant, subject to earlier termination in the event of termination of the Director's service on the Board.  An Option may be exercised within three months of the termination of service of a Director (but not beyond the term of the Option), except in the case of the death of a Director, the Option may be exercised by the deceased Director's legatee, personal representative or distribute within one year of the date of death (but not beyond the term of the Option).  The exercise price for an Option is payable in cash, or at the discretion of the Administrator, in whole or in part by check, promissory  note or in shares of common stock valued at their fair market value at the date of exercise.  The cash proceeds from the exercise of options constitute general funds of the Company and may be used by it for any purpose.

Term of Plan.  The term of the plan is for ten years ending on March 26, 2012.

Adjustments upon Change in Capitalization or Merger.  In the event the Company's common stock changes by reason of any stock split, reverse split, stock dividend, combination, reclassification or similar change in the Company's capital structure effected without consideration, appropriate adjustments shall be made to the number of shares of stock subject to the Directors' Plan, the number of shares subject to any outstanding awards and the exercise price for shares subject to outstanding awards.  In the event of a liquidation or dissolution, any unexercised awards will terminate.  In the event of a merger or consolidation of the Company, if the outstanding awards are not assumed or replaced with an equivalent substitute, the right to exercise such awards will be accelerated to permit exercise prior to the merger or consolidation.

Amendments and Termination.  The Board may amend, alter, suspend or discontinue the Amended Directors' Plan at any time and for any reason.  A termination of the Plan shall not affect Awards already outstanding.  In addition, the Company shall obtain stockholder approval for any amendment to the Directors' Plan to the extent necessary and desirable to comply with applicable laws.  No amendment, suspension or termination of the Directors' Plan may materially impair the rights under awards previously granted without the consent of the Director.

The  Administrator  may  amend  the  terms  of existing Awards granted under the Directors'  Plan provided  that no amendment may, without stockholder approval, reduce the exercise price of outstanding options or cancel or amend outstanding options for the purpose of repricing, replacing or regranting such options with an exercise price that is less than the exercise price of the original Options.

Plan Benefits Received.  No officers or employees of the Company are eligible to be Participants under the Plan. Assuming approval of the amendments to the Directors' Plan and the subsequent issuance of Restricted Stock to the six outside directors to be elected at the 2008 Annual Meeting, the benefits of the Directors' Plan for fiscal 2008 are set forth in the following table:

PLAN BENEFITS

Name of Director	Dollar Value	Number of Shares (1)

Debra E. Tibey	$40,000	3,857

David G. Boucher	$40,000	3,857

Ronald E. Krieg (2)	$21,765	2,099

Richard S. Press	$40,000	3,857

Michael A. Ruffolo	$40,000	3,857

Jonathan Starr	$40,000	3,857

Director Group	$221,765	21,384
____________________
(1)
The number of shares of restricted stock to be awarded will be based on the number of shares equal to $40,000 on the date of the 2008 Annual Meeting.  For purposes of this table, the calculation assumes that the fair market value of the Company’s Common Stock on the date of the Annual Meeting (May 29, 2008) will be the same as the closing price of the common stock on July 30, 2007 (the day before the date of the Company’s last annual meeting of stockholders), which was $10.37 per share.

(2)
The number of shares of restricted stock granted to Mr. Krieg will be reduced by the number of shares (rounded to the nearest whole number) determined by the following formula: 3,300 minus [(the number of days elapsing between December 10, 2007, the date of his anniversary grant and May 29, 2008 divided by 366) times 3,300].

For additional information relating to Awards previously issued under the Directors' Plan and the 2002 Amended and Restated Stock Incentive Plan (for employees and consultants), please see the table under the heading "Securities Authorized for Issuance Under Equity Compensation Plans" on page 31 of this proxy  statement.

Federal Income Tax Consequences Relating to the Directors' Plan.  The U.S. federal income tax consequences to the Company and the Directors under the Directors' Plan are complex and subject to change.  The following discussion is only a summary of the general rules applicable to the Directors' Plan.  Directors should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the general rules described below will apply.

As described above, different types of awards may be granted under the Directors Plan.  The tax consequences related to each type of award is discussed separately.

Options.  Generally, the grant of a nonqualified stock option will not result in income for the participant or in a deduction for the Company.  The exercise of a nonqualified stock option would result in ordinary income for the participant and a deduction for the Company measured by the difference between the exercise price and the fair market value of the shares received at the time of exercise.

Restricted Stock.  Since all Restricted Stock Awards require a vesting period, the granting of Restricted Stock will not result in taxable income to the Director unless the Director elects to recognize as income at the time of grant the difference between the fair market value and the amount, if any, paid by the Director in exchange for the stock.  If no such election is made, then as shares of the Restricted Stock vest, the Director will recognize ordinary income for the difference between the fair market value and the amount, if any, paid by the Director in exchange for the stock.  The participant's basis for determination of  gain or loss upon the subsequent disposition of Restricted Stock will be the amount  paid  by  the  participant  for such shares of Restricted Stock plus the amount of ordinary  income recognized by the participant.  Upon disposition of any Restricted Stock, the difference between the sale price and the participant's basis in the Restricted Stock will be treated as capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the participant recognized ordinary income with respect to such Restricted Stock.  In the year that the participant recognizes ordinary taxable income in respect of an award of Restricted Stock, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

VOTE REQUIRED AND BOARD RECOMMENDATION

At the Annual Meeting, the stockholders will be asked to approve the amendments to the Directors' Plan described above (as set forth in more detail in Appendix A).  The resolution that will be introduced at the Annual Meeting is as follows:

RESOLVED, that the 2002 Amended and Restated Outside Directors Stock Incentive  Plan be, and it is hereby, authorized, adopted and approved by the stockholders of this Corporation.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy is required to approve the amendments to the Directors' Plan.  Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL NO. 3– RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BACKGROUND

The Audit Committee of the Company engaged BDO Seidman, LLP ("BDO"), as its independent registered public accounting firm for the fiscal year ended January 5, 2008.  The appointment was ratified by the stockholders at the 2007 Annual Meeting and BDO accepted such appointment on July 31, 2007.  Prior to the appointment of BDO, the Company did not consult with BDO on any matters relating to accounting or the type of opinion they may issue.  Representatives of BDO are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Company first engaged BDO on July 24, 2006.  Prior to that, the Company had engaged Crowe Chizek and Company LLC (“Crowe Chizek”).  Crowe Chizek's reports on the Company's financial statements since its engagement did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any uncertainty, audit scope or accounting principles.  During the 2005 and 2006 fiscal years (ended January 5, 2006 and January 5, 2007, respectively) and during the subsequent period through the date hereof, there was no disagreement between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.  Also during fiscal years 2005 and 2006 and during the subsequent period through the date hereof, the Company did not have any reportable events as described under Item 304 (a)(1)(iv) of Regulation S-K except for the existence of material weaknesses in the Company's internal control over financial reporting as disclosed by the Company at January 5, 2005 and January 5, 2006 and concurred with by Crowe Chizek. (See Item 9A in Part II of the Company's Form 10-K/A for the fiscal year ended January 5, 2005, filed May 5, 2005, and Item 9A in Part II of the Company's Form 10-K for the fiscal year ended January 5, 2006 for a description of these material weaknesses, which have been rectified.) The Company previously reported the foregoing on a Form 8-K, filed April 26, 2006, a copy of which was provided to Crowe Chizek prior to filing.  Crowe Chizek provided a letter addressed to the Securities and Exchange Commission agreeing with the statements contained in the Form 8-K which was filed as an exhibit to the Form 8-K.

FEES PAID TO INDEPENDENT ACCOUNTANTS

The following table shows the fees paid or accrued by the Company for the audit and other services provided by the Company's independent accountants for the fiscal years 2007 and 2006:

	Fiscal 2007		Fiscal 2006
	BDO	Crowe Chizek	BDO	Crowe Chizek
Audit Fees	$564,347	$5,500	$518,329	$10,365
Audit-Related Fees	-	-	5,750	19,465
Tax Fees	-	-	-	28,500
All Other Fees	-	-	-	-
Total	$564,347	$5,500	$524,079	$58,330

Audit Fees.  Audit fees consist of fees for the audit of our annual financial statements and the reviews of interim financial statements included in our quarterly reports on Form 10-Q and all services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees."  These services relate to, employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultations related to internal control, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees for tax compliance, tax advice and tax planning services.

All Other Fees.  All other fees related to professional services rendered for services not reported in other categories above.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor.  This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee with the exception of minor incidentals.  For fiscal 2007, the Audit Committee pre-approved 100% of the audit fees, 100% of the audit-related fees, and 100% of the tax fees reported above.

PROPOSAL TO RATIFY APPOINTMENT OF BDO FOR FISCAL 2008

The Audit committee has engaged BDO as its independent registered public accounting firm for the 2008 fiscal year (ending January 5, 2009).  Stockholders will be asked to ratify this appointment at the Annual Meeting.

The Board of Directors recommends a vote FOR the ratification of the Audit Committee’s appointment of BDO Seidman, LLP as independent auditors for the Company’s 2008 fiscal year.

PROPOSALS FOR 2009 ANNUAL MEETING

In order to be eligible for inclusion in the Company's proxy statement for the 2009 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company at its principal office, 1020 Petersburg Road, Hebron, Kentucky 41048, by January 1 , 2009.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than January 1, 2009.  If we do not receive notice of such a stockholder proposal on or before January 1, 2009, our management will use its discretionary authority to vote the shares that they represent by proxy in accordance with the recommendations of the Board.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

By Order of the Board of Directors

/s/ Kristi Nelson
Kristi Nelson, Secretary

_______________________.
Date

Appendix A

2002 AMENDED AND RESTATED OUTSIDE DIRECTORS’
STOCK INCENTIVE PLAN OF
POMEROY IT SOLUTIONS, INC.
(including proposed amendments)

1.             Purpose of the Plan.  This 2002 Amended and Restated Outside Directors' Stock Incentive Plan of Pomeroy IT Solutions, Inc. is intended to encourage directors of the Company who are not officers or employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms.  The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company to serve as directors in the future.

2.             Definitions.  When used herein, the following terms shall have the meaning set forth below:

2.1           “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

2.2           "Award" means an Option or Restricted Stock.

2.3           "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which sets forth the terms and conditions of an Award as provided under the Plan.

2.4           "Board" means the Board of Directors of Pomeroy IT Solutions, Inc.

2.5           “Cause” with respect to any Director means any of the following: (i) the conviction of such Director of a felony or other crime involving theft, misappropriation of funds, fraud or moral turpitude; (ii) the engaging by such Director in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, including but not limited to any material misrepresentation related to the performance of such Director’s duties, misappropriation, fraud, including with respect to the Company’s accounting and financial statements, embezzlement or conversion by such director of the Company’s or any of its subsidiaries’ property in connection with such Director’s duties; or (iii) such Director’s gross negligence or gross misconduct in carrying out his duties as a Director of the Company resulting, in either case, in material harm to the Company.

2.6           “Common Stock” means shares of the Company’s common stock,  par value $.01 per share.

2.7           "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

2.8           "Company" means Pomeroy IT Solutions, Inc.

2.9           "Directors" means directors who serve on the Board and who are not officers or employees of the Company or any of its Subsidiaries.

2.10           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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2.11           "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

  (i)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or Nasdaq Global Select Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

  (ii)           If the Common Stock is quoted on NASDAQ (but not on the Nasdaq Global Market or Nasdaq Global Select Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

  (iii)           In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator under one of the methods prescribed in Treas. Reg. 1.409A-1(b)(5)(iv)(B).

2.12           “NCG Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of the Company, appointed in accordance with paragraph (a) of Section 4 of the Plan.

2.13           "Option" means the right to purchase the number of the Common Stock specified by the Plan, at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose.  The term Option includes Initial Options and Anniversary Options, as defined in Section 5.

2.14           “Optioned Stock” means the Common Stock subject to an Option.

2.15           “Optionee” means a Director who receives an Option.

2.16           "Parent" means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

2.17           “Participant” means a Director who is granted an Award under the Plan.

2.18           "Plan" means the Company's 2002 Amended and Restated Outside Directors' Stock Incentive Plan.

2.19           “Restricted Stock” means any Share issued pursuant to Section 7 with restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Administrator, in its sole discretion, may impose (including without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator may deem appropriate.

2.20           “Share” means a share of Common Stock, as adjusted in accordance with Section 12 of this Plan and “Shares” means the Shares of Common Stock, as adjusted in accordance with Section 12 of this Plan.

2.21           "Subsidiary" means any corporation or other legal entity other than the employer corporation in an unbroken chain of corporations or other legal entities beginning with the employer corporation if each of the corporations or other legal entities other than the last corporation or other legal entity in the unbroken chain owns stock, a membership interest, or any other voting interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other voting interests in one of the other corporations or other legal entities in such chain.

2.22           "Term" means the period during which a particular Award may be exercised.

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3.             Stock Subject to the Plan.  Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of shares which may be awarded under the Plan is 242,500 (which includes options for 7,500 shares of Common Stock which were outstanding under the 1992 Outside Directors’ Stock Option Plan (the “1992 Directors’ Plan”) as of April 5, 2006 (the "1992 Outstanding Options")).  As of the effective date of the 2006 amendment to this 2002 Amended and Restated Outside Directors’ Plan, 235,000 shares of Common Stock shall be reserved for issuance under the Plan; however, the number of shares reserved for issuance under the Plan shall automatically increase as the 1992 Outstanding Options are canceled or expire (by an amount equal to the number of shares of Common Stock issuable upon exercise of such canceled or expired 1992 Outstanding Options).  The number of shares of Common Stock reserved for issuance under this Plan shall not increase as a result of the exercise of any of the 1992 Outstanding Options.  The Common Stock may be authorized, but unissued, or reacquired Common Stock.

If an Award would expire, terminate or become unexercisable for any reason without having been exercised in full, or settled in cash in lieu of Shares, or exchanged as provided herein, the unissued shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.  Further, if the exercise price of any Option granted under the Plan or the tax withholding requirements with respect to an Award under the Plan are satisfied by tendering Shares to the Company (either by attestation or actual delivery), only the number of Shares issued, net of the Shares tendered, if any, shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

4.             Administration of the Plan.

4.1           The Board shall appoint the NCG Committee to administer the Plan, except that the Board may appoint a Stock Option Committee to administer the Plan with respect to matters relating to Options..  Subject to the provisions of the Plan, the NCG Committee shall have full authority to interpret the Plan, and to prescribe, amend, and rescind rules and regulations relating to it (except to the extent that any matters relating to Options are delegated to a Stock Option Committee).  The Board may, from time to time, appoint members to a Stock Option Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Stock Option Committee.  The Stock Option Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable.  A majority of the members of the NCG Committee or a Stock Option Committee shall constitute a quorum.  Any action of either Committee may be taken by a written instrument signed by all of the members of such Committee, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.  Each Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall keep minutes of its meetings and records of all action taken in writing without a meeting.  No member of either Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his/her service on the Committee.

4.2           Powers of the Administrator.  Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(a)           to determine the Fair Market Value of the Common Stock, in accordance with Section 2.11 of the Plan;

(b)           to approve forms of agreement for use under the Plan;

(c)           to determine whether and under what circumstance an Award may be settled in cash under Section 8(d) instead of Common Stock;

4.3            Effective Committee’s Decision.   All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards.

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5.             Grant of Awards.  Subject to the transition adjustments described below, beginning with the 2008 Annual Meeting of Stockholders, an Award of Shares of Restricted Stock (the “Initial Award”) having a value of $40,000 based on the Fair Market Value of the Common Stock on the date of grant (rounded to the nearest whole number of shares) shall, without action by the Board or Committee, be granted to each Director on the day of the first Annual Meeting of Stockholders held on or after the first day of his/her initial term as a Director or on the effective date of the Plan, whichever shall occur later, provided he/she meets the definition of a disinterested director in Rule 16b-3 of the Exchange Act.  Upon the day of each subsequent Annual Meeting of Stockholders thereafter, an additional Award of the number of Shares of Restricted Stock (the “Annual Award”) having a value of $40,000 based on the Fair Market Value of the Common Stock on the date of grant shall, without action by the Board or Committee, be granted to such Director.  Notwithstanding the foregoing, the Board may determine with respect to any Initial Award or Annual Award, that the Award shall be an Option for up to 10,000 shares per annual Award, in lieu of an Award for Restricted Stock.    Notwithstanding the foregoing provisions of this paragraph, if the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Award for a pro rata number of the remaining shares of Common Stock available under the Plan; provided, however, that if such proration results in fractional shares of Common Stock, then such Award shall be rounded down to the nearest number of whole shares of Common Stock.

In order to transition from an annual grant made on each Director’s anniversary date of his or her election or appointment as a director, to an annual grant made on the date of the Annual Meeting of Stockholders, for any Director as to whom an annual anniversary grant was made since the 2007 Annual Meeting of Stockholders, such Director’s grant made on the date of the 2008 Annual Meeting of Stockholders shall be reduced in accordance with the following formula (rounded to the nearest whole number): 3,300 minus [(the number of days elapsing between the date of such Director’s anniversary grant and May 29, 2008, divided by 366) times 3,300].

6.             Stock Options.

6.1           Option Price.

(a)           The exercise price per share of any Option granted under the Plan shall be the Fair Market Value of the shares of Common Stock covered by the Option on the date set forth in Section 2.11.

(b)           The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under all applicable laws.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(c)           The Company, in its sole discretion, may establish a procedure whereby a Director, subject to the requirements of Section 16 of the Exchange Act, Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or portion thereof without making a direct payment of the option price to the Company.  If the Company so elects to establish the cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

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6.2           Terms of Options.

(a)           Prior to June 10, 2004 and subsequent to April 11, 2006, any Option granted hereunder shall be exercisable for a Term of five (5) years from the date of grant thereof (Date of Grant), but shall be subject to earlier termination as hereinafter provided, and prior to its expiration or termination the Option may be exercised within the following time limitations.

(i)           After one (1) year from the Date of Grant, it may be exercised as to not more than one-third (1/3) of the shares of Common Stock originally subject to the Option.

(ii)           After two (2) years from the Date of Grant, it may be exercised as to not more than two-thirds (2/3) of the shares of Common Stock originally subject to the Option.

(iii)           After three (3) years from the Date of Grant, it may be exercised as to any part or all of the shares of Common Stock originally subject to Option.

(b)           From June 10, 2004 to April 11, 2006, all Options shall be exercisable for a Term of five (5) years from the Date of Grant, but shall be subject to earlier termination as hereinafter provided, and all such Options shall be fully vested as of the Date of Grant.

6.3           Termination of Directorship.  In the event that a Director ceases to be a member of the Board (other than by reason of death), an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the time he/she ceased to be a member of the Board) at any time within three (3) months after he/she ceases to be a member of the Board, but not beyond the Term of the Option.

6.4           Death of a Director.  In the event of the death of a Director, the Option may be exercised at any time within twelve (12) months following the date of death, but in no event later than the expiration date of the Term of such Option as set forth in the Option Agreement (by the Director’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance), but only to the extent that the Director was entitled to exercise the Option at the date of death.  To the extent that the Director was not entitled to exercise the Option at the date of termination or if the Director does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.5           Exercise of Option.

(a)           Any Option granted hereunder shall be exercisable at such times under such conditions as determined by the Administrator, and shall be permissible under the terms of the Plan.

(b)           The Option may not be exercised for a fraction of a Share.

(c)           An Option shall be deemed to be exercised when written notice of such Option has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6.1(b) of the Plan.

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(d)           Exercise of an Option in any manner will result in a decrease in the number of Shares which may thereafter be available, both for purpose of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

(e)           Options granted to persons subject to Section 16(b) of the Exchange Act, must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

6.6           Rights of Optionee.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue, or cause to be issued, such stock certificate promptly upon exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

7.             Restricted Stock.

7.1           Issuance.  A Restricted Stock Award shall be subject to restrictions imposed by the Administrator at the time of grant for a period of time specified by the Administrator (the “Restriction Period”) as provided herein.  Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.

7.2           Terms, Conditions and Restrictions.  Each Award of Restricted Stock must include continued service as an independent Director of the Company for a period of four (4) years following the date of grant, except the Administrator may (i) require a period longer than four (4) years, (ii) determine whether the Restricted Stock vests in installments or entirely at the end of the Restriction Period, and (iii) allow accelerated vesting in the case of the death or Disability (as defined by the Administrator) of the Participant, and for Separation from Service as a Director not for Cause.  Each Award shall provide that the vesting is automatically accelerated in the event of a Director who has incurred a Separation from Service provided that all of the following conditions are met: (i) the Director was in good standing with the Company as of the last day of his or her term as a director; and (ii) either (A) the Director has served as a Director of the Company for five (5) years or more or (B) the Director is 65 years or more of age, in which case vesting will be accelerated for all shares of Restricted Stock awarded to such Director one year or more before the date his service as a Director ends (for purposes hereof, the one year shall be met if the Director serves an entire term from one annual meeting of stockholders to the next annual meeting of stockholders even if the days elapsed between such meetings is less than 365 days).  Each Award shall further provide that the vesting is automatically accelerated upon the occurrence of a Change in Control of the Company, as defined below.  The Administrator shall suspend vesting without forfeiture of the Restricted Stock in the event a Director is unable to serve as a Director due to Disability as determined by the Administrator but is anticipated to be able to return to service in the future.  Except as otherwise provided in the Award Agreement, the Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive dividends.  The Administrator, in its sole discretion, as determined at the time of the Award, may provide that the payment of cash dividends shall or may be deferred.  Any deferred dividends may be reinvested as the Administrator shall determine in its sole discretion, including reinvestment of additional Shares of Restricted Stock.  Stock dividends issued with respect to restricted Stock shall be Restricted Stock and shall be subject to the same terms, conditions and restrictions that apply to the Shares with respect to which such dividends are issued.  Any additional Shares of Restricted Stock issued with respect to cash or stock dividends shall not be counted against the maximum number of Shares for which Awards may be granted under the Plan as set forth in Section 3.

For purposes of this Section 7.2, Disability means a condition of a Director who by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months is unable to engage in any substantial gainful activity. The Plan Administrator will determine whether a Director has incurred a Disability based on its own good faith determination and may require a Director to submit to a reasonable physical and mental examination for this purpose.

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For purposes of this Section 7.2, Separation from Service shall mean the failure of a Director to be elected by the shareholders of the Company at a meeting held for such purpose or the retirement of a Director provided that such retirement constitutes a complete and good-faith termination of the relationship between the Company and the Director. A good-faith and complete termination of the relationship does not occur if the Company anticipates the Director returning as a Director after such retirement or Separation from Service.

For purposes of this Section 7.2, Change in Control means a change (i) in the ownership of the Company (acquisition by one or more persons acting as a group of more than 50% of the total voting power or market value of the Company), (ii) in the effective control of the Company (acquisition during a 12-month period ending on the date of the latest acquisition by one or more persons acting as a group of 30% or more of the total voting power of the Company or replacement of a majority of the members of the Board of Directors of the Company during any 12-month period by directors not endorsed by a majority of the Board of Directors before the appointment or election) or (iii) in the ownership of a substantial portion of the assets of the Company (acquisition during a 12-month period ending on the date of the latest acquisition by one or more persons acting as a group of assets with a total gross fair market value of 40% or more of the total gross fair market value of all assets of the Company immediately before such acquisition), all as defined in Treas. Reg. 1.409A-3(i)(5) or its successor provision(s). An event constituting a Change in Control must be objectively determinable and not subject to the discretion of any person.

7.3           Registration.  Any Restricted Stock issued hereunder may be evidenced in such manner, as the Administrator, in its sole discretion, shall deem appropriate, including without limitation, book entry registration or issuance of a stock certificate or certificates.  In the event any stock certificates are issued in respect of Shares of Restricted Stock awarded under the Plan, such certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

7.4           Deferral of Receipt of Restricted Stock.  In the event a Director of the Company wishes to defer receipt of his Award, such Director must make a Deferral Election on an election form the Plan Administrator provides for such purpose. The Director must make the election and deliver the election to the Plan Administrator no later than the date provided below. Any Deferral Election not timely made as provided below will be disregarded by the Company.  In the event an Award of Restricted Stock is subject to a condition requiring the Director to perform services for the Company for at least 12 months after the Award of Restricted Stock to avoid forfeiture of the Award, the Director must make the Deferral Election no later than thirty (30) days after the date of the Award, provided that the Director makes the Deferral Election at least 12 months prior to the earliest date on which the forfeiture condition could lapse.

8.             Term of the Plan.  The Amended and Restated Plan shall become effective on June 10, 2004, provided the Plan has been previously adopted by the Board of Directors and approved by the stockholders of the Company as determined in Section 18 of the Plan.  It shall continue in effect for the remainder of the initial term of ten (10) years, which expire June 13, 2012, unless sooner terminated under Section 14 of the Plan.

9.             General Provisions.

9.1           Non-Transferability of Awards.  An Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than:  (a) by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Participant, only by him/her, or in the event of his/her death, by the legal representative of the estate of the deceased Participant, or the person or persons who shall acquire the right to exercise an Option by the bequest or inheritance by reason of the death of the Participant, or in the event of disability, his/her personal representative, or (b) pursuant to a Qualified Domestic Relations Order, as defined in the Code, or the Employee Retirement and Security Act (ERISA), or the rules thereunder.

9.2           Stock Withholding to Satisfy Withholding Tax Obligations.  The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of taxes.  At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph.  When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable laws, the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Award that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

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All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a)           the election must be made on or prior to the applicable Tax Date;

(b)           once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

(c)           all elections shall be subject to the consent or disapproval of the Administrator;

(d)           if the Participant is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

9.3           Conditions Upon Issuance of Shares.  Shares shall not be delivered under the Plan unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the delivery of Shares pursuant to an Award, the Company may require the Participant to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

9.4           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

9.5           Agreements.  Awards shall be evidenced by written agreements in such form as the Board shall approve from time to time.

10.           Adjustments Upon Changes in Capitalization or Merger.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt for consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

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In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Participant at least fifteen (15) days prior to such proposed action.  To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.  In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the Company's assets (hereinafter, a “merger”), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.  In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise the exercisable.  If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the Option will terminate upon the expiration of such period.  For purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11.           Form of Awards.  Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any Award.  An Award shall be granted hereunder on the date or dates specified in the Plan.  Whenever the Plan provides for the receipt of an Award by a Director, the Secretary or the President of the Company, or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares of Common Stock subject to the Award, the Term of the Award, and all other terms and conditions thereof provided by the Plan.  The notice shall be accompanied by a written Award Agreement which shall have been duly executed by or on behalf of the Company.  Execution by the Director to whom such Award is granted of said Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Award.

12.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alternation, suspension or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

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(b)           Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

(c)           Amendments to Prior Grants.  Subject to the terms and conditions and within the limitations of the Plan, the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (i) materially impair the rights of any Participant without his or her consent or (ii) except for adjustments made pursuant to Section 10, reduce the exercise price of outstanding Options or cancel or amend outstanding Options for the purpose of repricing, replacing or regranting such Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

13.           Stockholder Approval.  Any amendment to this Amended and Restated Outside Directors’ Stock Option Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the amendment is adopted.  Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

14            Information to Participants.  The Company shall provide to each Participant, during the period for which such Participant has one or more Awards outstanding, copies of all annual reports and other information which is provided to all stockholders of the Company.  The Company shall not be required to provide such information if the issuance of Awards under the Plan is limited to Directors whose duties in connection with the Company assure their access to equivalent information.

15.           Fees and Costs.  The Company shall pay all original issue taxes on the exercise of any Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

16.           Other Provisions.  As used in the Plan, and in Award Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require.  The captions used in the Plan and in such Award Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

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Detach Proxy Card here
Pomeroy IT Solutions, Inc.

POMEROY IT SOLUTIONS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 29, 2008

This proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby constitutes and appoints Keith R. Coogan and Kristi P. Nelson, and each of them, true and lawful agents and proxies (”Proxies”), with full power of substitution and revocation in each, to attend the Annual Meeting of Stockholders of Pomeroy IT Solutions, Inc. to be held at 9:00 A.M. local time, on May 29, 2008, at the Cincinnati Airport Marriott, 2395 Progress Drive, Hebron, Kentucky, and any adjournment or postponement thereof, and thereat to vote all shares of common stock, par value $0.01 per share, of the Company, which the undersigned would be entitled to vote if personally present, upon the matters set forth on the reverse side and such other business as may properly come before the meeting or any adjournment or postponement thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW

1.      Election of Directors

Nominees:                 (1) David G. Boucher,  (2) Keith R. Coogan,
(3) Ronald E. Krieg, (4)  David B. Pomeroy, II,
(5) Richard S. Press,  (6) Michael A. Ruffolo,
(7) Jonathan Starr,  and (8) Debra E. Tibey

For All Nominees  ☐    Withheld From All Nominees  ☐

For all nominees, except vote withheld from the following nominee(s):
____________________________________________________________________

2.      Approval of Amendments to the 2002 Amended and Restated Outside directors’
Stock Incentive Plan                                   For  ☐ Against  ☐         Abstain  ☐

3.       Proposal to ratify appointment of BDO Seidman, LLP as independent auditors for
the Company’s 2008 fiscal year                For  ☐ Against  ☐         Abstain  ☐

DATE ________________, 2008

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________________________________________
Signature

________________________________________
Signature

________________________________________
Title(s)

Please sign exactly as name is printed hereon.  If shares are held jointly, each holder should sign.  If signing as executor or trustee or in similar fiduciary capacity, please give full title as such.  If a corporation, please sign full corporate name by President or other authorized officer.  If a partnership, please sign partner’s name by authorized person.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOP PROVIDED.

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